U.S. Securities and Exchange Commission
                                Washington, D.C.

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. _____)


         Filed by the Registrant  [X]
         Filed by a Party other than the Registrant [ ]


         Check the appropriate box:

         [X]      Preliminary Proxy Statement

         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [ ]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to ss.240.14a-12


                            OLD LINE BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            OLD LINE BANCSHARES, INC.
                               2995 Crain Highway
                             Waldorf, Maryland 20601



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD MAY 27, 2004, AT 5:00 P.M.



      The Annual Meeting of Stockholders of Old Line Bancshares, Inc., a Maryland corporation, will be held on May 27, 2004, at 5:00 p.m., local time, at Old Line Bancshares, Inc.'s office located at 2995 Crain Highway, Waldorf, Maryland 20601 for the following purposes:


         1. To elect four directors to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2007, and until their successors are duly elected and qualified.


         2.   To approve the Old Line Bancshares, Inc. 2004 Equity Incentive
              Plan.

         3. To approve Articles of Amendment to Old Line Bancshares, Inc.'s charter.


         4. To ratify the appointment of Rowles & Company, LLP as independent public accountants to audit the financial statements of Old Line Bancshares, Inc. for 2004.

         5. To act upon any other matter that may properly come before the meeting or any adjournment or postponement thereof.

      Only stockholders of record at the close of business on April 15, 2004 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.


      Accompanying this notice is a proxy statement and proxy form. Whether or not you plan to attend the meeting, please indicate your choices on the matters to be voted upon, date and sign the enclosed proxy and return it in the enclosed postage-paid return envelope. You may revoke your proxy at any time prior to or at the meeting by written notice to Old Line Bancshares, Inc., by executing a proxy bearing a later date, or by attending the meeting and voting in person.


      You are cordially invited to attend the meeting in person.


                                           By Order of the Board of Directors,


                                           /s/ Christine M. Rush
                                           ----------------------------

                                           Christine M. Rush, Secretary

Waldorf, Maryland
April 22, 2004

10

                            OLD LINE BANCSHARES, INC.
                               2995 Crain Highway
                                  P.O. Box 1890
                             Waldorf, Maryland 20604

                                 PROXY STATEMENT

                  Annual Meeting of Stockholders to be held on
                            May 27, 2004 at 5:00 P.M.


                                  INTRODUCTION


         This Proxy Statement is furnished on or about April 22, 2004 to stockholders of Old Line Bancshares, Inc. in connection with the solicitation of proxies by Old Line Bancshares, Inc.'s Board of Directors to be used at the annual meeting of stockholders described in the accompanying notice (the "Annual Meeting") and at any adjournments or postponements thereof. The purposes of the Annual Meeting are set forth in the accompanying notice of annual meeting of stockholders.

         This proxy material is being sent to Old Line Bancshares, Inc.'s stockholders on or about April 22, 2004. Old Line Bancshares, Inc.'s annual report on Form 10-KSB, including financial statements for the year ended December 31, 2003, has been mailed to all stockholders with this proxy material.


                     SOLICITATION AND REVOCATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of Old Line Bancshares, Inc. The Board of Directors selected Mr. Charles A. Bongar and Ms. Nancy L. Gasparovic or either of them, to act as proxies with full power of substitution. The proxy is revocable at any time prior to or at the Annual Meeting by written notice to Old Line Bancshares, Inc., by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person. A written notice of revocation of a proxy should be sent to the Secretary, Old Line Bancshares, Inc., P.O. Box 1890, Waldorf, Maryland 20604, and will be effective if received by the Secretary prior to the Annual Meeting. The presence of a stockholder at the Annual Meeting alone will not automatically revoke such stockholder's proxy.

         In addition to solicitation by mail, officers and directors of Old Line Bancshares, Inc. may solicit proxies personally or by telephone. Old Line Bancshares, Inc. will not specifically compensate these persons for soliciting such proxies. Old Line Bancshares, Inc. will bear the cost of soliciting proxies. These costs may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. Old Line Bancshares, Inc. will reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to customers who are beneficial owners of the common stock of Old Line Bancshares, Inc. registered in the name of nominees.


                      OUTSTANDING SHARES AND VOTING RIGHTS
         Stockholders of record at the close of business on April 15, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 1,776,394.5 shares of common stock, $0.01 par value per share, each of which is entitled to one vote.

         The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will be necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

         For the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR" a nominee or "WITHHOLD AUTHORITY" for a nominee are counted to determine the total number of votes cast, and abstentions and broker non-votes have no effect on the outcome of the election.

         The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient for the approval of the 2004 Equity Incentive Plan and the ratification of the appointment of Rowles & Company LLP. An abstention or broker non-vote is not included in calculating votes cast with respect to these proposals.

         Approval of the Articles of Amendment requires the affirmative vote of two-thirds of the total votes entitled to be cast at the Annual Meeting. For purposes of the vote on the Articles of Amendment, abstentions and broker non-votes will have the same effect as a vote against the Articles of Amendment.

         A broker "non-vote" is a proxy received from a broker or nominee indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

         All proxies will be voted as directed by the stockholder on the proxy form. A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions):

          FOR the nominees for directors named below.

          FOR the approval of the Old Line Bancshares, Inc.'s 2004 Equity Incentive Plan.

          FOR the approval of the Articles of Amendment to Old Line Bancshares, Inc.'s charter.

          FOR ratification of the appointment of Rowles & Company, LLP as independent public accountants for 2004


          Proxies will be voted in the discretion of the holder on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         IT IS ANTICIPATED THAT OLD LINE BANCSHARES, INC.'S DIRECTORS AND OFFICERS WILL VOTE THEIR SHARES OF COMMON STOCK IN FAVOR OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED HEREIN, FOR THE APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN, FOR THE APPROVAL OF THE ARTICLES OF AMENDMENT AND FOR THE RATIFICATION OF THE APPOINTMENT OF ROWLES & COMPANY, LLP.

          SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

         The following table sets forth information with respect to the beneficial ownership of Old Line Bancshares, Inc.'s common stock by each director, by its executive officers and by all of its directors and executive officers as a group, as well as information regarding each other person that we believe own in excess of 5% of the outstanding common stock. Unless otherwise noted below, we believe that each person named in the table has or will have the sole voting and sole investment power with respect to each of the securities reported as owned by such person.



                                                                                    Total Number of
                                                                    Options to           Shares
Name and Address of                            Common                Purchase         Beneficially      Percentage of
Beneficial Owner(1)                            Stock             Common Stock            Owned(2)       Ownership(3)
----------------------                         ------------   ----------------     ----------------     -------------

Charles A. Bongar, Jr.                                7,075              5,250              12,325       0.69%
Joseph E. Burnett                                    10,750              2,250              13,000       0.73
Craig E. Clark(4)                                    64,500                750              65,250       3.67
James W. Cornelsen                                   40,932             21,000              61,932       3.45
Daniel W. Deming(5)                                  13,500              5,250              18,750       1.05
James F. Dent                                        21,075              5,250              26,325       1.48
Nancy L. Gasparovic                                   5,250              5,250              10,500       0.59
Samuel V. Goekjian                                   78,486              5,250              83,736       4.70
Randy A. Lakes                                        3,675              5,250               8,925       0.50
Frank Lucente(6)                                     50,075              1,500              51,575       2.90
Gail D. Manuel (7)                                    5,250              5,250              10,500       0.59
John D. Mitchell                                      8,013              5,250              13,263       0.74
Christine M. Rush(8)                                  1,500              2,250               3,750       0.21


All  directors  &  executive  officers  as  a
group (13 people)                                   310,081             69,750             379,831      20.57%

John S. Clark
305 Lake Shore Drive
Shady Shores, Texas 76208                           102,000                  0             102,000       5.74%

Jeffrey A. Miller and Eric D. Jacobs(9)
c/o Miller & Jacobs Capital, L.L.C.
P.O. Box 26039, Gallows Bay Station
Christiansted, Virgin Islands 00824                 109,500                  0             109,500       6.16%


Nathan S. Jones, III
3400 Boulevard
Colonial Heights, Va.  23834                        101,200                  0             101,200       5.70%

---------------------------------------------------------------------------------------------------------------------


(1) Unless otherwise indicated, the address of each person listed in the foregoing table is the address of Old Line Bancshares, Inc.


(2) The total number of shares beneficially owned includes shares of common stock owned by the named persons as of the date of this Proxy Statement and shares of common stock subject to options held by the named persons that are exercisable as of, or within 60 days of, the date of this Proxy Statement.


(3) The shares of common stock subject to options are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(4) Includes 48,303 shares of common stock held jointly with his spouse. Does not include 9,441 shares owned by an individual retirement account for the benefit of his spouse. Mr. Clark disclaims beneficial ownership in such shares.


(5) Holds 5,700 shares of common stock jointly with his spouse, and 7,500 shares of common stock in Deming Associates, Inc. of which Mr. Deming is President and sole owner.

(6) Includes 24,950 shares of common stock held by Lucente Enterprises, Inc., of which Mr. Lucente is the President, and 750 shares of common stock held by Chesapeake Custom Homes, LLC, of which Lucente Enterprises, Inc. is a manager and the majority member.

(7) Includes 840 shares of common stock held jointly with her spouse.

(8) Includes 300 shares of common stock held jointly with Mark O. Posten.

(9) Mr. Jacobs and Mr. Miller have indicated that they indirectly own 109,500 shares of common stock as the sole managers and members of Miller & Jacobs Capital, L.L.C., which is affiliated with several investment entities, including the Acadia Fund I, L.P.


                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         The Board of Directors currently has 11 directors, divided into three classes - Class A, Class B and Class C.


         As part of the transaction to form Old Line Bancshares, Inc. and reorganize Old Line Bank into the holding company form of organization, the directors of Old Line Bancshares, Inc., who are also the directors of Old Line Bank, were each initially placed into one of the three classes of directors, with the term of office of the three classes expiring at the 2004 annual meeting (for the Class A directors), the 2005 annual meeting (for the Class B directors) or the 2006 annual meeting (for the Class C directors). After this initial phase-in period, the directors in each class will be elected to serve for a three year term and until their respective successors are duly elected and qualified.

         All of the members of Old Line Bancshares, Inc.'s Board of Directors have served since the incorporation of Old Line Bancshares, Inc. in April 2003.

         The Board of Directors is recommending the election of James W. Cornelsen, Daniel W. Deming, James F. Dent and John D. Mitchell, Jr. as Class A directors for a term ending at the 2007 annual meeting of stockholders. All of the nominees are now directors of the Old Line Bancshares, Inc. and each nominee has consented to serve as a director, if elected. The directors whose terms have not expired will continue to serve as directors until the expiration of their respective terms.

         It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Annual Meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors.

         The proxies solicited hereby, unless directed to the contrary, will be voted "For" the election as directors of all four nominees named below. In order to be elected, a plurality of the shares cast at the Annual Meeting is necessary. Abstentions and broker non-votes have no effect on the outcome of the election.

         Information regarding the nominees and the directors who will continue to serve unexpired terms, and certain information relating to them, follows.



Nominees for election to the Board of Directors for a three-year term expiring in 2007:

         The Board of Directors recommends that stockholders vote "FOR" the election of all nominees.


         James W. Cornelsen, 49, is the President and Chief Executive Officer of Old Line Bancshares, Inc. and Old Line Bank. He joined Old Line Bank and became a member of its Board of Directors in 1994. He has 28 years of commercial banking experience. Prior to joining Old Line Bank, Mr. Cornelsen was a Senior Vice President at Sequoia National Bank and Vice President of Commercial Lending at Citizens Bank of Maryland. Mr. Cornelsen resides in LaPlata, Maryland.

         Daniel D. Deming, 55, is a Director of Deming Associates, Inc., in Accokeek, Maryland. He also serves as a Director of Kanawha Roxalana Company, in West Virginia and is a Director of Livingston, Ltd. All three of these companies are engaged in various aspects of real estate. Mr. Deming resides in Accokeek, Maryland. He has been a member of the Board of Directors of Old Line Bank since 1992.

         James F. Dent, 67, is owner and operator of a State Farm Insurance Agency which he established in 1961. He resides in LaPlata, Maryland. Mr. Dent is a founder of Old Line Bank and has served as a member of the Board of Directors of Old Line Bank since 1988.

         John D. Mitchell, Jr., 55, is President of JCV, Inc. a petroleum equipment company located in Hughesville, Maryland. Mr. Mitchell resides in LaPlata, Maryland. He has been a member of the Board of Directors of Old Line Bank since 1992.


Continuing Directors:

         The directors whose terms have not expired are as follows:

         Term Expiring at 2005 Annual Meeting


         Craig E. Clark, 62, is President of Waldorf Carpets, a wholesale and retail flooring company, which he established in 1969. Mr. Clark is a founder of Old Line Bank. He has served as Chairman of the Board of Directors of Old Line Bank since 1994 and of Old Line Bancshares, Inc. since its incorporation in April 2003 and served as a member of the Board of Directors of Old Line Bank since 1988. Mr. Clark resides in Lusby, Maryland.

         Randy A. Lakes, 52, is a Certified Public Accountant and Personal Financial Specialist and owner of Lakes & Company, a Certified Public Accounting Firm in Waldorf, Maryland. He resides in Port Tobacco, Maryland. He has been a member of the Board of Directors of Old Line Bank since 1991.

         Gail D. Manuel, 48, is owner and Director of Trinity Memorial Gardens and Mausoleum in Waldorf, Maryland. She is a past Board of Director of the Charles County Chamber of Commerce and past President of Charles County Zonta Club. She resides in Welcome, Maryland. She has been a member of the Board of Directors of Old Line Bank since 1994.


         Term Expiring at 2007 Annual Meeting


         Charles A. Bongar, Jr., 59, is a lawyer with an office in Waldorf, Maryland. He has practiced law since 1972 and specializes in real estate transactions, estate probate, and personal injury cases. Mr. Bongar resides in LaPlata, Maryland. He has been a member of the Board of Directors of Old Line Bank since 1993.

         Nancy L. Gasparovic, 56, is owner and operator of Title Professionals, Ltd., a real estate settlement company in LaPlata, Maryland. Ms. Gasparovic resides in Issue, Maryland. She has been a member of the Board of Directors of Old Line Bank since 1993.

         Samuel V. Goekjian, 76, is Chairman and Chief Executive Officer of Intracon Associates, LLC, a financial consulting firm in Washington, D.C. Mr. Goekjian is a founder of Old Line Bank, served as Chairman of the Board of Directors from 1988 to 1991 and as a Director in 1992, and has served as a member of the Board of Directors of Old Line Bank since 1995. Mr. Goekjian resides in Washington, D.C.

         Frank Lucente, Jr., 62 is Chairman of Chesapeake Custom Homes, a Suburban Maryland residential home builder and developer, and President of Lucente Enterprises, a land development holding company. Mr. Lucente resides in Edgewater, Maryland. He has been a member of the Board of Directors of Old Line Bank since 2002. In December 2003, the Board of Directors voted unanimously to appoint Mr. Lucente to the newly established position of Vice Chairman of the Board of Directors of Old Line Bank. Mr. Lucente also serves in that position for Old Line Bancshares, Inc.

         The Board of Directors has determined that Directors Charles A. Bongar, Craig E. Clark, Daniel W. Deming, James F. Dent, Nancy L. Gasparovic, Samuel V. Goekjian, Randy A. Lakes, Frank Lucente, Gail D.

Manuel and John D. Mitchell are "independent" as defined under the applicable rules and listing standards of the Nasdaq Stock Market, Inc.



                          BOARD MEETINGS AND COMMITTEES


         Old Line Bancshares, Inc.'s Board of Directors meets each month (usually the fourth Thursday of each month) and such special meeting as circumstances may require. The Board of Directors of Old Line Bancshares, Inc. met four times during 2003. The Board of Directors of Old Line Bank met 12 times during 2003. Each director attended at least 75% of the total number of meetings of the Board of Directors and the Board committees of Old Line Bancshares, Inc. and Old Line Bank which he or she was a member during 2003.

         The Board of Directors of Old Line Bancshares, Inc. has standing Audit, Nominating and Compensation Committees. Old Line Bank also has a number of standing committees, including the Asset & Liability Committee, Audit Committee, Compensation Committee, Loan/Loan Review Committee, Nominating Committee and Real Estate Committee. The members of Old Line Bancshares, Inc.'s and Old Line Bank's Audit, Compensation and Nominating Committees are the same, and these committees typically hold joint meetings.

         Old Line Bancshares, Inc.'s policy requires that, in the absence of an unavoidable conflict, all directors are expected to attend the annual meeting of Old Line Bancshares, Inc.'s stockholders. All members of the Board of Directors of Old Line Bank attended the 2003 annual meeting. Old Line Bancshares, Inc. did not have an annual meeting in 2003.

Audit Committee

         Old Line Bancshares, Inc.'s Audit Committee members are Randy A. Lakes, Craig E. Clark, James F. Dent and John D. Mitchell, Jr. The Board of Directors has determined that each of these individuals is independent, as defined under the applicable rules and listing standards of the Nasdaq Stock Market, Inc. and the rules and regulations of the Securities and Exchange Commission. In addition, the Board of Directors has determined that each committee member is able to read and understand fundamental financial statements, including Old Line Bancshares, Inc.'s consolidated balance sheet, income statement and cash flow statement. In addition, the Board of Directors has determined that Mr. Lakes is an "audit committee financial expert" as that term is defined by the rules and regulations of the Securities and Exchange Commission.

         The Audit Committee of Old Line Bancshares, Inc. held two meetings in 2003 and the Audit Committee of Old Line Bank held three meetings in 2003. The Audit Committee's primary responsibilities are to assist the Board by monitoring
(i) the integrity of the financial statements of Old Line Bancshares, Inc.; (ii) the independent auditors' qualifications and independence; (iii) the performance of Old Line Bancshares, Inc.'s and its subsidiaries' internal audit function and independent auditors; (iv) the Company's system of internal controls; (v) the Company's financial reporting and system of disclosure controls; and (vi) the compliance by the Company with legal and regulatory requirements.

         In addition, the Audit Committee was appointed to oversee treatment of, and any necessary investigation concerning, any employee complaints or concerns regarding Old Line Bancshares, Inc.'s accounting and auditing matters. Pursuant to procedures adopted by Old Line Bancshares, Inc., any employee with such complaints or concerns is encouraged to report them, anonymously if they desire, to the Chair of the Audit Committee for investigation, and appropriate corrective action, by the Audit Committee.

         The Audit Committee has adopted a written charter, a copy of which is included in this Proxy Statement as Appendix A (and which is also available in the shareholder relations section of Old Line Bank's website at www.oldlinebank.com).


Nominating Committee


         Old Line Bancshares Inc.'s Nominating Committee members are Nancy L. Gasparovic, Craig E. Clark and Frank Lucente, Jr. The Board of Directors has determined that each of these individuals is independent, as defined under the applicable rules and listing standards of the Nasdaq Stock Market, Inc. The Nominating Committee has adopted a written charter, a copy of which is included in this Proxy Statement as Appendix B (and which is also available in the shareholder relations section of Old Line Bank's website at oldlinebank.com). Old Line Bancshares, Inc. established the Nominating Committee in February 2004.

         The Nominating Committee determines whether the incumbent directors should stand for reelection to the Board of Directors and identifies and evaluates candidates for membership on the Board of Directors. In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, the Nominating Committee recommends to the Board of Directors the class of directors in which the director-nominee should serve. The Nominating Committee also conducts appropriate inquiries into the backgrounds and qualifications of possible director candidates and reviews and makes recommendations regarding the composition and size of the Board of Directors.

         The Nominating Committee also evaluates candidates for nomination to the Board of Directors who are recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of Old Line Bancshares, Inc. at P.O. Box 1890, Waldorf, Md. 20604. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer's business, whether such individual can read and understand basic financial statements and board memberships for the Nominating Committee to consider. A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission. The Nominating Committee will consider recommendations received by a date not later than 120 calendar days before the date the Company's Proxy Statement was released to stockholders in connection with the prior year's annual meeting for nomination at that annual meeting. The Nominating Committee will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.

         The Nominating Committee evaluates nominees for directors recommended by security holders in the same manner in which it evaluates any nominees for directors. Minimum qualifications include high moral character, mature judgment, familiarity with Old Line Bancshares Inc.'s business and industry, independence of thought and ability to work collegially.


Compensation Committee


         Old Line Bancshares, Inc.'s Compensation Committee members are Charles
A. Bongar, Samuel V. Goekjian, Craig E. Clark, Gail D. Manuel and Frank Lucente, Jr. The Board of Directors has determined that each of these individuals is independent, as defined under the applicable rules and listing standards of the Nasdaq Stock Market, Inc. The Compensation Committee of Old Line Bancshares, Inc. held two meetings in 2003 and the Compensation Committee of Old Line Bank held two meetings in 2003.

         The Compensation Committee evaluates the performance of the President and Chief Executive Officer and makes recommendations to the Board of Directors regarding the President and Chief Executive Officer's compensation. The Compensation Committee also reviews the current industry practices regarding compensation packages provided to executive management and the Board of Directors, including salary, bonus, stock options and other perquisites. Based on recommendations from the President and Chief Executive Officer, the Compensation Committee approves compensation provided to members of executive management, excluding the President and Chief Executive Officer. The Compensation Committee also evaluates and recommends to the Board of Directors quarterly and annual meeting fees, compensation and retainers paid to each non-employee board member. At the recommendation of the Compensation Committee, the Board of Directors has adopted the 2004 Equity Incentive Plan.


                              DIRECTOR COMPENSATION

         During 2003, each non-employee Director of Old Line Bank, other than the Chairman of the Board, received $150 for each attended meeting of the Board of Directors, and $75 for each attended meeting of the Asset & Liability Committee and the Loan/Loan Review Committee of the Board of Directors. Directors were not separately compensated for attendance at other committee meetings. Each non-employee Director of Old Line Bank, other than the Chairman of the Board, also received a $250 quarterly retainer during 2003. The Chairman of the Board received an annual compensation of $20,000 during 2003.

         For 2004, each non-employee Director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, will receive $300 for each attended meeting of the Board of Directors, and $150 for each attended meeting of the Asset & Liability Committee, the Loan/Loan Review Committee and the Audit Committee. Each non-employee Director, of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, also will receive a $250 quarterly retainer. During 2004, the Chairman of the Board will receive an annual compensation of $30,000 and the Vice Chairman will receive an annual compensation of $15,000.

         Old Line Bancshares, Inc. has paid no remuneration, direct or otherwise, to its directors since its incorporation. It is expected that unless and until Old Line Bancshares, Inc. becomes actively involved in additional businesses other than owning all the capital stock of Old Line Bank, no separate compensation will be paid to the directors of Old Line Bancshares, Inc. in addition to that paid to them by Old Line Bank in their capacities as directors of Old Line Bank. However, Old Line Bancshares, Inc. may determine in the future that such separate compensation is appropriate.

         In addition to fees, beginning in December 1997 and continuing each December thereafter (except as described in the next sentence) through December 2002, Old Line Bank has granted each non-employee member of its Board of Directors options to purchase 750 shares of common stock. Options to purchase 1,500 shares were granted in May 2001 as the stock option plan in effect in 1999 and 2000 did not have sufficient options available to make the necessary grants in 1999 or 2000. After the reorganization into the holding company form of organization during 2003, Old Line Bancshares, Inc. granted the options in December 2003. These options are granted at fair market value, are exercisable immediately, and expire on the tenth anniversary of the grant date. Also, these options terminate (if not exercised) on the first anniversary of the termination of the Director's service on the Board of Directors.

         Although the Board of Directors of Old Line Bancshares, Inc. intends to evaluate whether to continue this option grant program and/or whether to change the terms of grants made under this program, the Board of Directors is seeking approval for the Old Line Bancshares, Inc. 2004 Equity Incentive Plan (discussed later in this Proxy Statement) so that, among other things, Old Line Bancshares, Inc. can continue, if it so determines, making such grants or similar grants to non-employee board members.


                             EXECUTIVE COMPENSATION

Executive Compensation

         The following table sets forth the compensation paid by Old Line Bank to its Chief Executive Officer and to any other executive officer who received compensation in excess of $100,000 during 2003.



                                                 Summary Compensation Table
                                                          Annual Compensation                 Long-term Compensation
                                              --------------------------------------------------------------------------
                                                                                           Securities
           Name and Principal                                                             Underlying          All Other
                Position                     Year      Salary ($)      Bonus ($)          Options (#)       Compensation
                --------                     ----      ----------      ---------          -----------       ------------

James W. Cornelsen, President &

Chief Executive Officer(1)                   2003      $135,000         $30,000               3,750            $11,069
                                             2002      $120,000            $0                 3,750            $ 4,195
                                             2001      $105,000         $10,000               3,750            $ 3,434


Joseph E. Burnett
Senior Vice President &

Chief Lending Officer(2)                     2003      $107,000         $15,000              2,250             $ 6,126
                                             2002      $100,000            $0                  0               $ 2,722
                                             2001      $ 36,378            $0                  0               $ 1,450

Christine M. Rush
Senior Vice President,
Chief Financial Officer,
Corporate Secretary &
Chief Credit Officer(3)                      2003      $ 90,000         $14,000              2,250             $ 4,794
                                             2002      $ 84,000         $13,660                0               $ 2,468
                                             2001      $ 73,000         $15,049                0               $ 2,294


(1) Other compensation includes $6,633, $2,400 and $2,300 of contributions to Old Line Bank's 401(k) retirement plan for 2003, 2002 and 2001, respectively; $3,160, $990 and $885 of term life insurance payments paid by Old Line Bank on Mr. Cornelsen's behalf for 2003, 2002 and 2001, respectively, and auto reimbursement of $1,276, $805 and $249 in 2003, 2002 and 2001, respectively.

(2) Mr. Burnett joined Old Line Bank in August 2001. Other compensation includes $4,910, $2,000 and $728 of contributions to Old Line Bank's 401(k) retirement plan for 2003, 2002 and 2001, respectively; and $1,216, $722 and $722 of term life insurance payments paid by Old Line Bank on Mr. Burnett's behalf for 2003, 2002 and 2001, respectively.

(3) Other compensation includes $4,190, $1,935 and $1,761 of contributions to Old Line Bank's 401(k) retirement plan for 2003, 2002 and 2001 respectively; and $604, $533 and $533 of term life insurance payments paid by Old Line Bank on Ms. Rush's behalf for 2003, 2002 and 2001.


         The following table contains information concerning the grant of stock options made during the last completed fiscal year to Messrs. Cornelsen and Burnett and Ms. Rush.


                                          Individual Grants
                                    Number of           % of Total
                                    Securities        Options Granted
                               Underlying Options    to Employees in    Exercise or Base
          Name                       Granted            Fiscal Year     Price ($/Share)(2)  Expiration Date
          ----                       -------           ------------     ------------------  ---------------


James W. Cornelsen(1)                 3,750               45.46%              $11.50          12/31/2013
Joseph E. Burnett (3)                 2,250               27.27%               11.50          12/31/2013
Christine M. Rush (4)                 2,250               27.27%               11.50          12/31/2013



(1) Mr. Cornelsen received options to purchase 3,750 shares of common stock in December 2003 pursuant to his employment agreement. All of the options are exercisable.

(2) The exercise price is equal to the fair market value on the date of grant.

(3) Mr. Burnett received options to purchase 2,250 shares of common stock in December 2003 pursuant to his employment agreement. All of the options are exercisable

(4) Ms. Rush received options to purchase 2,250 shares of common stock in December 2003 pursuant to her employment agreement. All of the options are exercisable.

         The following table sets forth information on the aggregate number of shares of common stock underlying unexercised options held as of December 31, 2003 by Mr. Cornelsen, Mr. Burnett and Ms. Rush and the aggregate dollar value of in-the-money unexercised options held as of December 31, 2003 by Mr. Cornelsen, Mr. Burnett and Ms. Rush.



                                                            Aggregate Options Table
                                    Number of Securities Underlying Unexercised      Value of Unexercised in-the-Money
               Name                                  Options at                                Options at
                                                  December 31, 2003                        December 31, 2003
                                     ------------------------------------------ --------------------------------------
                                         Exercisable        Unexercisable            Exercisable      Unexercisable
James W. Cornelsen                        36,000(2)               0                  $232,035(1)           $0
Joseph E. Burnett                           2,250                 0                      $0                $0
Christine M. Rush                           2,250                 0                      $0                $0



(1) Represents the total gain which would be realized if all in-the-money options held at December 31, 2003 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of the shares at December 31, 2003 of $11.50.

(2) The exercise price of these options is $3.37 per share with respect to 15,000 of these options, $4.76 per share with respect to 3,000 of these options, $5.67 per share with respect to 3,000 of these options, $4.00 with respect to 3,750 of these options, $5.27 with respect to 3,750 of these options, $5.93 with respect to 1,250 of these options and $11.50 with respect to 3,750 of these options.




                                                      Equity Compensation Plan Information

----------------------------- --------------------------------- ----------------------------- ------------------------
       Plan Category             Number of securities to be      Weighted average exercise     Number of securities
                                  issued upon exercise of           price of outstanding        remaining available
                               outstanding options, warrants    options, warrants and rights    for future issuance
                                         and rights
----------------------------- --------------------------------- ----------------------------- ------------------------
 Equity compensation plans
    approved by security                   89,250                          $5.92                      20,250
         holders(1)
----------------------------- --------------------------------- ----------------------------- ------------------------


     (1) Includes the 1990 Stock Option Plan, as amended and the 2001 Incentive Stock Option Plan, as amended. These plans were approved by security holders of Old Line Bank and its predecessor, Old Line National Bank. Effective September 15, 2003, all of the then shareholders of Old Line Bank became shareholders of Old Line Bancshares, Inc.(1)


Employment Agreements

         Old Line Bank has entered into employment agreements with each of James
W. Cornelsen, Joseph W. Burnett and Christine M. Rush.

         On March 31, 2003, Old Line Bank entered into a new employment agreement with Mr. Cornelsen, which supersedes the agreement he entered into with Old Line Bank in 1999. Pursuant to the new agreement, Mr. Cornelsen will continue to serve as the President and Chief Executive Officer of Old Line Bank. The new agreement has an initial term of five years and thereafter may be extended by the Board of Directors, in their sole discretion, for one additional year or such greater term as the Board of Directors deems appropriate. The Board of Directors extended the term in 2003 by one additional year.

         The agreement provides for an initial annual salary of $135,000, subject to annual increases as may be determined by the Board of Directors. Mr. Cornelsen also may receive an annual bonus to be determined by the Board of Directors. In addition, Mr. Cornelsen is entitled to receive an annual grant of options to purchase at least 3,750 shares of common stock of Old Line Bancshares, Inc., assuming such options are available to grant under a shareholder approved stock option plan.

         The agreement terminates upon Mr. Cornelsen's death, permanent disability or by mutual written agreement. In addition, Mr. Cornelsen may terminate the agreement within six months following a "change in control," as described below, or for good reason as described in the agreement. Old Line Bank may terminate the agreement for certain events constituting cause as described in the agreement. Old Line Bank may also terminate the agreement without cause provided that it provides sixty days prior written notice to Mr. Cornelsen.

         If Mr. Cornelsen terminates the agreement for good reason, or if Old Line Bank terminates Mr. Cornelsen's employment without cause or because of permanent disability, Mr. Cornelsen will receive severance pay for the remaining term of the agreement in an amount equal to his average annual compensation over the prior five years.


         If Mr. Cornelsen is terminated or terminates his employment in anticipation of or within six months following a change in control, he is entitled to a single payment equal to 2.99 times his average annual compensation over the prior five years. If the change of control payments were required to be paid in 2004, Mr. Cornelsen would receive approximately $364,692.

         Pursuant to the employment agreement, a "change in control" will occur if:

     o any person or persons acting in concert acquires, whether by purchase, assignment, transfer, pledge or otherwise (including as a result of a redemption of securities), then outstanding voting securities of Old Line Bancshares, Inc, if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote twenty-five percent (25%) or more of any class of voting securities of Old Line Bancshares, Inc., as the case may be;

     o within any twelve-month period (beginning on or after the effective date of the employment agreement) the persons who were directors of Old Line Bancshares, Inc. immediately before the beginning of such twelve-month period (the "Incumbent Directors") cease to constitute at least a majority of such Board of Directors; provided that any director who was not a director as of the effective date of the employment agreement will be deemed to be an Incumbent Director if that director was elected to such Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors;


     o the stockholders of Old Line Bancshares, Inc. approve a reorganization, merger or consolidation with respect to which persons who were the stockholders of Old Line Bancshares, Inc. immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities (other than in connection with the formation of the holding company); or


     o all or substantially all of the assets of Old Line Bancshares, Inc. are sold, transferred or assigned to any third party.

         On March 31, 2003, Old Line Bank entered into employment agreements with Mr. Burnett and Ms. Rush to serve as Senior Vice Presidents of Old Line Bank. Each agreement has an initial term of two years and thereafter will automatically be extended for periods of one year unless either party terminates the automatic renewal by giving written notice ninety days prior to the renewal date.

         Mr. Burnett's agreement provides for an initial salary of $107,000 and Ms. Rush's agreement provides for an initial salary of $90,000. Mr. Burnett and Ms. Rush each may receive an annual bonus to be determined by the chief executive officer of Old Line Bank. In addition, Mr. Burnett and Ms. Rush are each entitled to receive an annual grant of options to purchase at least 2,250 shares of common stock of Old Line Bancshares, Inc., assuming such options are available to grant under a shareholder approved stock option plan.

         Each agreement terminates upon the employee's death or physical or mental incapacitation that has left the employee unable to perform his or her duties for a period of sixty consecutive days. In addition, the employee may terminate his or her agreement by giving Old Line Bank sixty days written notice. Old Line Bank may terminate each agreement for certain events constituting cause as described in the agreements. Each employee is entitled to receive the remaining balance of his or her unused vacation and personal leave at the termination of employment unless the employee is terminated for cause.

Information Regarding Executive Officers Who are Not Directors and Key Employees

         Executive Officers
         ------------------

         Joseph E. Burnett, 58, joined Old Line Bank as a Senior Vice President and Chief Lending Officer in August 2001. He is also a Senior Vice President of Old Line Bancshares, Inc. He has over 38 years of banking experience in the Washington, D.C. metropolitan area specializing in commercial transactions. Prior to joining Old Line Bank, Mr. Burnett was a Senior Vice President in Commercial Lending at Farmers Bank for two years (1999-2001) and at Suburban Bank for twelve years (1987-1999). Mr. Burnett resides in Dunkirk, Maryland.

         Christine M. Rush, 48, joined Old Line Bank in 1998. She is a Senior Vice President, the Chief Financial Officer, the Chief Credit Officer and the Secretary of Old Line Bank. She is also a Senior Vice President, Chief Financial Officer and the Secretary of Old Line Bancshares, Inc. Prior to joining Old Line Bank, Ms. Rush was a Vice President in Commercial Lending and Cash Management at Signet Bank. She has over 26 years banking and financial management experience. Ms. Rush resides in LaPlata, Maryland.

         Key Employees
         -------------

         Jeffrey Franklin, 38, has been a Vice President of Old Line Bank in charge of branch operations since March 2002. Prior to joining Old Line Bank, he was a Vice President at The Columbia Bank where he was responsible for various aspects of branch operations for six years. Prior to his tenure at The Columbia Bank, he held various positions at First Virginia Banks. Mr. Franklin has over 14 years of banking experience. He resides in Crofton, Maryland.

         Erin G. Lyddane, 29, has been the Treasurer and an Assistant Vice President of Old Line Bank since February 2000. She is responsible for the daily operations of the bank and financial reporting. She joined Old Line Bank in 1992 and previously worked in various positions within the bank, including Branch Manager, Assistant Treasurer and Cashier. She resides in LaPlata, Maryland.

         The officers of Old Line Bancshares, Inc. and Old Line Bank are elected annually by the respective Boards of Directors following the annual meeting of stockholders and serve for terms of one year or until their successors are duly elected and qualified except where a longer term is expressly provided in an employment contract duly authorized and approved by the Board of Directors.
See "Executive Compensation - Employment Agreements."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Under the federal securities laws, Old Line Bancshares, Inc.'s directors and executive officers and persons holding more than ten percent of the outstanding shares of common stock are required to report their ownership and changes in such ownership to the Securities and Exchange Commission and Old Line Bancshares, Inc. Based solely on its review of the copies of such reports, Old Line Bancshares, Inc. believes that, for the year ended December 31, 2003, all Section 16(a) filing requirements applicable to Old Line Bancshares, Inc.'s officers, directors and greater than ten percent shareholders were complied with on a timely basis.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         Old Line Bank has had in the past, and expects to have in the future, banking transactions with directors and executive officers and the business and professional organizations in which they are associated in the ordinary course of business. Any loans and loan commitments are made in accordance with all applicable laws. In the opinion of management, these transactions do not and will not involve more than the normal risk of collectibility or present other unfavorable features. Directors or officers with any personal interest in any loan application are excluded from considering any such loan application. The aggregate amount of loans outstanding at March 31, 2004 to Old Line Bank's directors, officers and their affiliates was approximately $2.1 million.


         Old Line Bank has entered into various transactions with firms in which owners are also members of the Board of Directors. Fees charged for these services are at similar rates charged by unrelated parties for similar work. We paid to these parties a total of $10,159, $18,175 and $3,704 during the years ended December 31, 2003, 2002 and 2001, respectively.


                                   PROPOSAL II

                   APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

         The Board of Directors, on March 25, 2004, adopted the Old Line Bancshares, Inc. 2004 Equity Incentive Plan (the "2004 Plan"), subject to stockholder approval. To date, no grants have been made under the 2004 Plan.

         The 2004 Plan is intended to encourage stock ownership by employees of Old Line Bancshares, Inc. and any current or future subsidiaries, including Old Line Bank, so that they may acquire or increase their proprietary interest in Old Line Bancshares, Inc. and align their interests with the interests of the stockholders, and to provide an incentive to such employees to remain in the employ of Old Line Bancshares, Inc. The Board of Directors believes that the 2004 Plan is necessary in order to meet Old Line Bancshares, Inc.'s objectives of attracting, motivating and retaining officers and other employees with experience and ability, and strengthening their identity of interest with the interests of Old Line Bancshares, Inc.'s stockholders.

         The 2004 Plan is also intended to encourage directors of Old Line Bancshares, Inc. who are not employees of Old Line Bancshares, Inc. or a subsidiary ("Eligible Directors") to acquire or increase their proprietary interest in Old Line Bancshares, Inc., to further promote and strengthen the interest of such Eligible Directors in the development and financial success of Old Line Bancshares, Inc., and to assist Old Line Bancshares, Inc. in attracting and retaining highly qualified directors.

         Old Line Bancshares, Inc. currently has one other equity incentive plan with shares available for future awards, the 2001 Incentive Stock Option Plan, as amended (the "2001 Plan"). Old Line Bancshares, Inc. cannot make any new awards under its other equity incentive plan, the 1990 Incentive Stock Option Plan, as amended (the "1990 Plan"). As of March 31, 2004, there were 20,250 shares of Common Stock available for the grant of stock options under the 2001 Plan. The Board believes that this number is not sufficient to meet Old Line Bancshares, Inc.'s anticipated needs going forward. Regardless of whether the 2004 Plan is adopted, Old Line Bancshares, Inc. will continue making grants of stock options under the 2001 Plan.

         Pursuant to employment agreements that Old Line Bank has entered into with its executive officers - Mr. Cornelsen, Mr. Burnett and Ms. Rush - such officers are entitled to annual option grants (on December 31 of each year) during the term of their employment contract provided sufficient options are available for grant under a stockholder approved plan. Currently, Mr. Cornelsen receives annual grants of 3,750 options and Mr. Burnett and Ms. Rush each receive annual grants of 2,250 options. The Board of Directors or a committee of the board may increase this amount. Approval of the 2004 Plan will assure that Old Line Bancshares, Inc. can make these grants.

         In addition, the Board of Directors has adopted resolutions pursuant to which each non-employee member of the board who is serving as such on December 31 of each year is granted options to purchase 750 shares of common stock. These options are granted at fair market value, are exercisable immediately, and expire on the tenth anniversary of the grant date. Although the Board of Directors intends to evaluate whether to continue this program and/or whether to change the terms of grants made under this program, approval of the 2004 Plan will assure that Old Line Bancshares, Inc. can continue, if it so determines, making such grants or similar grants to non-employee board members.

         The 1990 Plan and the 2001 Plan only authorized the grant of stock options. The 2004 Plan provides for the grant of restricted stock and cash-based awards in addition to stock options. This is intended to, among other things:

     o Be consistent with many compensation plans that provide for incentive vehicles in addition to stock options;

     o Permit Old Line Bancshares, Inc. to be competitive with other companies that are using other incentives in addition to stock options; and

     o Provide Old Line Bancshares, Inc. with the flexibility to respond, if determined to be necessary or appropriate, to changes in the accounting for stock options and other regulatory changes.

         The 2004 Plan limits the aggregate number of shares of common stock as to which options and restricted stock may be granted to 250,000 shares, representing, together with options outstanding or that may be granted under the 2001 Plan, less than 20% of the outstanding shares of Common Stock.

         Old Line Bancshares, Inc. intends to file a registration statement under the Securities Act of 1933, as amended, to register the shares of common stock to be issued pursuant to the 2004 Plan.

               DESCRIPTION OF PRINCIPAL FEATURES OF THE 2004 PLAN

         The following description of the 2004 Plan is not intended to be complete and is qualified in its entirety by the complete text of the 2004 Plan, which is attached to this Proxy Statement as Appendix C. Capitalized terms used and not defined herein have the meanings assigned to them in the text of the 2004 Plan.

Administration

         The 2004 Plan is administered by the Compensation Committee of Old Line Bancshares, Inc.'s Board of Directors. The Compensation Committee has the authority, subject to and not inconsistent with the express provisions of the 2004 Plan, to administer the 2004 Plan and to exercise all the powers and authorities either specifically granted to it under the 2004 Plan or necessary or advisable in the administration of the 2004 Plan, including, without limitation, the authority to grant Options and make awards of Restricted Shares and Restricted Units ("Restricted Stock Awards" and "Restricted Unit Awards", respectively, and sometimes collectively with the grant of Options, "Grants"); to determine the purchase price of the shares of Common Stock covered by each

Option, which shall be not less than the Fair Market Value thereof (the "Option Price"); to determine the persons to whom, and the time or times at which, Options, Restricted Stock Awards and Restricted Unit Awards are to be granted; to determine the number of shares to be covered by each Option, and to determine the number of Restricted Shares and Restricted Units to be covered by each Restricted Stock Award and Restricted Unit Award; to interpret the 2004 Plan; to prescribe, amend and rescind rules and regulations relating to the 2004 Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with grants of Options and Restricted Stock Awards and Restricted Unit Awards; and to make all other determinations deemed necessary or advisable for the administration of the 2004 Plan. Notwithstanding the foregoing, the full Board of Directors may exercise some or all of the powers of the Compensation Committee with respect to Grants to Eligible Directors.

Eligibility

         Options, Restricted Stock Awards and Restricted Unit Awards may be granted to employees (including, without limitation, officers who are employees) of Old Line Bancshares, Inc. or its present or future and subsidiaries, and to Eligible Directors of Old Line Bancshares, Inc. or its present or future subsidiaries. A person to whom an Option has been granted hereunder is sometimes referred to as an "Optionee."

Shares of Common Stock Subject to the 2004 Plan

         Subject to the next sentence, the aggregate number of shares of Common Stock as to which Options and Restricted Stock may be granted from time to time under the 2004 Plan shall not exceed 250,000 shares. The share amount in the preceding sentence shall be subject to adjustment in the event of certain changes in the capital structure of Old Line Bancshares, Inc. The shares to be made subject to Grants under the 2004 Plan may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by Old Line Bancshares, Inc.

         Except with respect to Incentive Stock Options, if any shares subject to an Option grant or Restricted Stock Award are forfeited, canceled, exchanged or surrendered ("Forfeited") or if a Grant otherwise terminates or expires without a distribution of shares to the Grantee, the shares of Common Stock with respect to such Grant would be, to the extent Forfeited or otherwise terminated or expired, again available for Grants under the 2004 Plan. Notwithstanding the foregoing, in no event shall any such shares be again available for Grants under the 2004 Plan if such action would cause the 2004 Plan to be a "formula" plan under applicable interpretations of The Nasdaq Stock Market, Inc.

Terms and Conditions of Options

         Each Option granted pursuant to the 2004 Plan will be evidenced by a written Option Agreement between Old Line Bancshares, Inc. and the Optionee, which will provide, among other things, the number of shares subject to such Option, the Option Price, the form and time of payment for shares to be received upon exercise of the Option, the term of the Option (which may not exceed 10 years), and other terms and conditions. Options may be either Incentive Stock Options, within the meaning of Section 422 of the Code, or Nonstatutory Stock Options, which are not intended to be Incentive Stock Options.

         In general, Options may be exercised over such period, in cumulative installments or otherwise, or upon such terms and conditions, as the Compensation Committee may determine; provided, however, that the Compensation Committee has the authority to accelerate the exercisability of all or any portion of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate, as long as such exercise period is not earlier than six months from the date of grant of such Option and does not exceed 10 years from the date of grant of such Option.

         The exercise price of any Option granted must be at least 100 percent of the Fair Market Value of the Common Stock on the date of grant. The exercise price must be paid at the time of exercise in cash or, if permitted by the Compensation Committee, (i) in shares of Common Stock, (ii) in a combination of cash and shares of Common Stock, or (iii) in a cashless exercise procedure through a broker; provided, however, that such method and time for payment shall be permitted by and be in compliance with applicable law.

         If an Optionee's employment or service terminates for Cause, all options, whether or not then exercisable, will terminate immediately upon such termination. If an Optionee's employment or service terminates other than for Cause and other than by death, Disability or Retirement (in the case of Eligible Directors only), all Options then exercisable shall terminate three months after the date of such termination with respect to Options to employees and one year after the date of such termination with respect to Options to Eligible Directors; provided, however, that the Compensation Committee may in its discretion extend the period for exercise of Options that were exercisable at the time of separation of employment or cessation of service to a later date, but in any event not beyond the date on which the Option would otherwise expire.

         If an Optionee's employment or service terminates by reason of death, Disability or Retirement (in the case of Eligible Directors only), all Options then exercisable may be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one (1) year after the date of death or termination by reason of Disability or Retirement, or at such later time as the Committee may in its discretion determine, but in any event not beyond the date on which the Option would otherwise expire.

         Notwithstanding the foregoing, all Incentive Stock Options will lapse and cease to be exercisable no later than three months following the termination of Grantee's employment unless (i) the Grantee's termination of employment is a result of death or Disability, in which event the Incentive Stock Option will lapse and cease to be exercisable no later than one year after the date of death or Disability; or (ii) the Grantee dies following the termination of employment and while the Incentive Stock Option is still exercisable, in which event the Incentive Stock Option will lapse and cease to be exercisable no later than one
(1) year after the date of death.

         If a Change of Control occurs while unexercisable Options remain outstanding under the 2004 Plan, Options not previously exercisable by their terms will become fully exercisable. Following the Change of Control, the Compensation Committee may cause any Option to be canceled in consideration of a cash payment or alternative award made to the holder of such Option equal in value to the Fair Market Value of the canceled Option (which shall equal the Fair Market Value of the shares of Common Stock underlying the Option, less any exercise price therefor).

Terms and Conditions of Restricted Stock Awards and Restricted Unit Awards

         The 2004 Plan provides for the grant of Restricted Shares and Restricted Units. In general, a Grantee may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of any Restricted Shares or Restricted Units, except by will or the laws of descent and distribution, until the Restricted Period elapses. In determining the Restricted Period of an award, the Compensation Committee may provide that the restrictions lapse with respect to specified percentages of the awarded shares or units upon the satisfaction of such conditions as the Compensation Committee may impose.

         Participants may be granted awards of Restricted Units under the 2004 Plan, which entitle such participant to receive on the date on which the Restricted Period lapses, an amount in cash equal to, with respect to each such unit, the Fair Market Value of one share of Common Stock on such date.

         If during the Restricted Period, the Grantee's continuous employment terminates for any reason, any Restricted Shares and any Restricted Units remaining subject to restrictions will be forfeited by the employee and transferred, at no cost, to Old Line Bancshares, Inc. Upon the occurrence of a Change of Control, all restrictions outstanding with respect to Restricted Stock Awards and Restricted Unit Awards will automatically expire. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the Restricted Period.

Amendment and Termination

         The Board of Directors may suspend, terminate, modify or amend the 2004 Plan at any time. Unless earlier terminated by the Board of Directors, the 2004 Plan will continue in effect until March 25, 2014.

         While the Board of Directors may amend or terminate the 2004 Plan, in general, stockholder approval is required for any amendment that would increase the aggregate number of shares of Common Stock that may be available for Grants under the 2004 Plan or that would reduce the exercise price for Options by repricing or replacing such Options. The Compensation Committee does not have the authority to cancel any outstanding Option and issue a new Option in its place with a lower exercise price; provided, however, that this does not prohibit an exchange offer whereby Old Line Bancshares, Inc. provides certain participants with an election to cancel an outstanding Option and receive a grant of a new Option at a future date if such exchange offer only occurs with stockholder approval.

Federal Tax Withholding

         When a Grantee or other person is entitled to receive shares of Common Stock pursuant to the exercise of an Option or the grant or lapse of restrictions relating to a Restricted Stock Award, or to receive a cash payment with respect to a Restricted Unit Award upon the lapse of its restrictions, Old Line Bancshares, Inc. will have the right to require the Grantee or such other person to pay to Old Line Bancshares, Inc. the amount sufficient to satisfy any related federal, state and local withholding tax requirements.

                       CERTAIN FEDERAL INCOME TAX EFFECTS

         The following discussion of certain relevant federal income tax effects applicable to Grants under the 2004 Plan is a brief summary only, and reference should be made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax provisions.

Nonstatutory Stock Options

         In the case of a Nonstatutory Stock Option, a grantee generally will not be taxed upon the grant of such an Option. Rather, at the time of exercise of such Nonstatutory Stock Option, the grantee will generally recognize ordinary income for federal income tax purposes in an amount equal to the excess of the then fair market value of the shares purchased over the option price. Old Line Bancshares, Inc. will generally be entitled to a tax deduction at the time, and in the amount, that the grantee recognizes ordinary income.

Incentive Stock Options

         In general, no taxable income is realized by an Optionee upon the grant of an Incentive Stock Option. If shares of Common Stock are issued to a participant ("Option Shares") pursuant to the exercise of an Incentive Stock Option granted under the 2004 Plan and the participant does not dispose of the Option Shares within the two-year period after the date of grant or within one year after the receipt of such Option Shares by the participant (a "disqualifying disposition"), then, generally (i) the participant will not realize ordinary income upon exercise and (ii) upon sale of such Option Shares, any amount realized in excess of the exercise price paid for the Option Shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the Common Stock on the exercise date of an Incentive Stock Option exceeds the purchase price generally will constitute an item which increases the participant's "alternative minimum taxable income."

         If Option Shares acquired upon the exercise of an Incentive Stock Option are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the Option Shares at the time of exercise (or, if less, the amount realized on the disposition of the Option Shares), over the exercise price paid for the Option Shares. Old Line Bancshares, Inc. will generally be entitled to a tax deduction at the time, and in the amount, that the grantee recognizes ordinary income

Restricted Shares.

         A grantee will not recognize any income upon the receipt of shares subject to a vesting restriction, unless the holder elects under Section 83(b) of the Internal Revenue Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted shares at the time of receipt (determined without regard to the vesting restriction), less any amount paid for the shares. If restricted shares for which a Section 83(b) election has been made is subsequently forfeited, the holder will not be able to recover any taxes that were paid as a result of such election. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock is subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, Old Line Bancshares, Inc. generally will be entitled to a deduction in the same amount.

         Generally, upon a sale or other disposition of restricted shares with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

Restricted Units.

         The grant of an award of restricted units will not result in income for the grantee or in a tax deduction for Old Line Bancshares, Inc. Upon the settlement of such an award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and Old Line Bancshares, Inc. generally will be entitled to a tax deduction in the same amount.

                    ANTICIPATED BENEFITS UNDER THE 2004 PLAN

         As indicated above, Old Line Bank's executive officers are entitled to annual option grants pursuant to their employment agreements. If grants were made pursuant to the 2004 Plan to such employees for the remaining term of their employment agreement, they would receive options to purchase the following number of shares:

Name and Position                                           Number of Shares
-----------------                                           ----------------

James W. Cornelsen,                                               18,750
         President and CEO(1)
Joseph Burnett,                                                    4,500
         Senior Vice President, Chief Lending Officer(2)
Christine Rush,
         Senior Vice President, Chief Financial Officer(3)         4,500
                                                               ---------

Total Executive Group                                             27,750

     (1) Entitled to grants of 3,750 options per year, current employment agreement terminates March 31, 2009.

     (2) Entitled to grants of 2,250 options per year, current employment agreement terminates March 31, 2006.

     (3) Entitled to grants of 2,250 options per year, current employment agreement terminates March 31, 2006.

         As indicated above, each Old Line Bancshares, Inc. non-employee director who is serving as such on December 31 of each year is granted options to purchase 750 shares of common stock. Set forth below are the number of shares subject to options that will be received annually by the Board of Directors if these grants continue under the 2004 Plan (and assuming there is no change in the number of directors):

Name and Position                                           Number of Shares
-----------------                                           ----------------

         Non-Employee Directors (10 persons)                         750

                              STOCKHOLDER APPROVAL

         The adoption of the 2004 Plan requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the vote for approval of the 2004 Plan.

         The Board of Directors recommends that stockholders vote "FOR" the approval of the 2004 Plan.

                                  PROPOSAL III

           APPROVING AMENDMENT TO OLD LINE BANCSHARES, INC.'S CHARTER

         The stockholders are being asked to approve Articles of Amendment (the "Articles of Amendment" or the "Articles") to Old Line Bancshares, Inc.'s Charter. A copy of the Articles of Amendment are attached hereto and incorporated by reference herein as Appendix D.

         Assuming approval by the stockholders, the Articles of Amendment will become effective (the "Effective Date") upon their acceptance for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"). Assuming approval of the Articles by the stockholders, the Old Line Bancshares, Inc. intends to file the Articles with the SDAT as soon as practicable after the Meeting.

          DESCRIPTION OF AND REASONS FOR THE AMENDMENTS TO THE CHARTER

         The Articles of Amendment add new provisions relating to (i) amendments to the Old Line Bancshares, Inc.'s Charter ("New Provision 1") and (ii) issuance by Old Line Bancshares, Inc. of capital stock and securities convertible into capital stock ("New Provision 2").

         New Provision 1

         The purpose of New Provision 1 is to conform the Charter to provisions widely in force in the charters of Maryland corporations relating to charter amendments.

         New Provision 1 to be added to the Charter is:

         "The Corporation reserves the right to adopt from time to time any amendment to its Charter, as now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter, of any outstanding capital stock."

         Absent New Provision 1, whenever the Old Line Bancshares, Inc. desires to amend its Charter in a manner that alters the contract rights of any outstanding shares of Old Line Bancshares, Inc.'s capital stock, any stockholder who objects to the amendment has the right to receive the appraised value of his or her stock pursuant to the applicable provisions of the Maryland General Corporation Law.

         The Board of Directors believes that the right of stockholders to appraisal in connection with any amendment to Old Line Bancshares, Inc.'s Charter that alters the contract rights of any outstanding shares of Old Line Bancshares, Inc.'s capital stock could result in considerable expense to the Old Line Bancshares, Inc. and is not consistent with current corporate practice.

         New Provision 2

         The purpose of New Provision 2 is to conform the Charter to provisions widely in force in the charters of Maryland corporations relating to the issuance of capital stock and securities that are convertible into shares of capital stock.

         New Provision 2 to be added to the Charter is:

         "The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders."

         Absent New Provision 2, in general, the board of directors of Old Line Bancshares, Inc. may issue shares of capital stock or convertible securities only if (i) the issuance is approved by the stockholders of Old Line Bancshares, Inc., or (ii) Old Line Bancshares, Inc. receives a certain minimum amount of consideration (generally the par value of the capital stock).

         The Board of Directors believes that requiring stockholder approval for each issuance undermines the ability of Old Line Bancshares, Inc. to compete against other institutions because it creates significant delays and adds significant costs. Similarly, the Board of Directors believes that the minimum consideration requirements described above, although perhaps nominal, create unnecessary prerequisites to the issuance of capital stock and convertible securities, and, in the light of the par value of our capital stock (that is, $0.01 per share), do not provide any meaningful benefits to stockholders.

                              STOCKHOLDER APPROVAL

         The approval of the Articles of Amendment requires the affirmative vote of at least two-thirds of the total votes entitled to be cast at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the Articles of Amendment.

The Board of Directors recommends that stockholders vote "FOR" the Articles of Amendment.



                                   PROPOSAL IV
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         The Board of Directors has ratified and confirmed the Audit Committee's selection of Rowles & Company, LLP as Old Line Bancshares, Inc.'s independent public accountants for 2004, subject to ratification by the stockholders. Rowles & Company, LLP has served as Old Line Bank's independent public accountants since 1995 and is considered by the Audit Committee and management to be well qualified. No qualified opinions have been issued during such engagement.


         A representative of Rowles & Company, LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.


         A majority of votes cast at the meeting is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the vote for this proposal.


         The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Rowles & Company, LLP as independent public accountants for 2004.

                             AUDIT COMMITTEE REPORT


         The Audit Committee has (1) reviewed and discussed Old Line Bancshares, Inc.'s audited financial statements with Old Line Bancshares, Inc.'s management and representatives of Rowles & Company, LLP, the independent auditors; (2) discussed with Rowles & Company, LLP all matters required to be discussed by SAS No. 61, as modified or supplemented; and (3) has received the written disclosures and the letter from Rowles & Company, LLP required by Independence Standards Board Standard No. 1, as modified or supplemented and has discussed with Rowles & Company, LLP the independence of Rowles & Company, LLP. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2003 be included in Old Line Bancshares, Inc.'s Annual Report on Form 10-KSB for the last fiscal year.

                           Audit Committee:

                           By:      Randy A. Lakes, Chairman
                                    Craig. E. Clark
                                    James F. Dent
                                    John D. Mitchell, Jr.

Audit and Non-Audit Fees


         The following table presents fees for professional audit services rendered by Rowles & Company, LLP for the audit of Old Line Bancshares, Inc.'s annual consolidated financial statements for the years ended December 31, 2003 and December 31, 2002 and fees billed for other services rendered by Rowles & Company, LLP during those periods.

                                                 Year Ended
                                                 December 31
                                        2003                      2002
                                        ----                      ----

Audit Fees(1)                        $31,013                    $22,375
Audit Related Fees(2)                 34,154                     -
Tax Fees(3)                            7,177                      1,765
All Other Fees(4)                      5,698                      6,302
                                     -------                    -------
Total                                $78,042                    $30,442
                                     =======                    =======


(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Old Line Bancshares, Inc.'s consolidated (or Old Line Bank's) annual financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by Rowles & Company, LLP in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Old Line Bancshares, Inc.'s consolidated (or Old Line Bank's) financial statements and are not reported under "Audit Fees." In 2003, these fees included costs associated with reviews and advisory services related to the public offering.

(3) Tax Fees consist of fees billed for professional services rendered for federal and state tax compliance, tax advice and tax planning.

(4) Except for $560 incurred during 2002 and which related to costs associated with discussions about increasing capital, other fees relate to fees for internal auditing services rendered for periodic audits of Old Line Bancshares, Inc.'s and Old Line Bank's internal practices and procedures to ensure they remain compliant with Federal Reserve and supervisory guidelines. These services were contracted prior to May 1, 2003 and Rowles and Company, LLP will complete these services prior to May 6, 2004.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

         Old Line Bancshares, Inc.'s audit committee approves the engagement before Old Line Bancshares, Inc. or Old Line Bank engages the independent auditor to render any audit or non-audit services.


                           SHAREHOLDER COMMUNICATIONS


         If you would like to contact Old Line Bancshares, Inc.'s Board of Directors, including a committee of the Board of Directors, you can send an email to Crush@oldlinebank.com, or write to the following address:

         Board of Directors
         c/o Corporate Secretary
         Old Line Bancshares, Inc.
         P.O. Box 1890
         Waldorf, Md. 20604

         The Secretary will compile all communications and submit them to the Board of Directors or the individual Directors on a periodic basis.

                SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING


      In order to be included in the proxy materials for Old Line Bancshares, Inc.'s 2005 Annual Meeting, shareholder proposals submitted to Old Line Bancshares, Inc. in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company's proxy statement) must be received in written form at Old Line Bancshares, Inc.'s executive offices on or before December 23, 2004. In order to curtail controversy as to compliance with this requirement, shareholders are urged to submit proposals to the Secretary of Old Line Bancshares, Inc. by Certified Mail--Return Receipt Requested.

         In addition to any other applicable requirements, for nominations for election to the board of directors outside of the procedures established in the charter of the Nominating Committee of Old Line Bancshares, Inc. and even if the proposal is not to be included in the Proxy Statement, pursuant to Old Line Bancshares, Inc.'s Bylaws, the shareholder must give notice in writing to the President of Old Line Bancshares, Inc. not less than 14 days nor more than 50 days prior to the date of the meeting called for the election of directors, provided, however, that if less than 21 days notice of the meeting is given to stockholders, such nomination must be mailed or delivered to the President not later than the close of business on the fifth business day following the date on which the notice was mailed. For the 2004 Annual Meeting, such notice would have to be received by the Secretary of Bancshares between April 7, 2004 and May 13, 2004.

         The notice must contain (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the names of any associate or affiliate (as those terms are defined under the Securities Exchange Act of 1934, as amended) of each proposed nominee which own shares of capital stock of Old Line Bancshares, Inc. or are beneficial owners of options or parties to agreements in respect to the capital stock of Old Line Bancshares, Inc.; (iv) the total number of shares of capital stock of Old Line Bancshares, Inc. that will be voted for each proposed nominee; (v) the name and residence address of the notifying stockholder and (vi) the number of shares of capital stock of Old Line Bancshares, Inc. owned by the notifying stockholder and each proposed nominee. A full description of these notice requirements can be found in Article I, Section 7 of Old Line Bancshares, Inc.'s Amended and Restated Bylaws.


                                  ANNUAL REPORT


         The Old Line Bancshares, Inc.'s annual report on Form 10-KSB for the year 2003 is included herein. Copies of the report will also be available at the Annual Meeting on May 27, 2004.

         A COPY OF OLD LINE BANCSHARES, INC.'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE PERIOD ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WILL BE FURNISHED BY MANAGEMENT TO ANY BENEFICIAL OWNER OF ITS SECURITIES WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. REQUESTS IN WRITING SHOULD BE DIRECTED TO OLD LINE BANCSHARES,INC. C/O CORPORATE SECRETARY, P.O. BOX 1890, WALDORF, MD. 20604. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF APRIL 15, 2004, THE RECORD DATE FOR THE ANNUAL MEETING, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT SUCH MEETING.


                                 OTHER BUSINESS

         The management of the Old Line Bancshares, Inc. does not intend to present any other matters for action at the Annual Meeting, and the Board of Directors has not been informed that other persons intend to present any matters for action at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon, pursuant to the proxy, in accordance with their judgment of the best interests of Old Line Bancshares, Inc.

                                         By order of the Board of Directors

                                         /s/ Craig E. Clark
                                         ---------------------------
April 22, 2004                           Craig E. Clark, Chairman of the Board

Appendix A


      CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF OLD LINE
                                BANCSHARES, INC.

I.  Purpose

         The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Old Line Bancshares, Inc. (the "Company") is to assist the Board by monitoring:

         1) the integrity of the financial statements of the Company;

         2) the independent auditors' qualifications and independence;

         3) the performance of the Company's and its subsidiaries' internal audit function and independent auditors;

         4) the Company's system of internal controls;

         5) the Company's financial reporting and system of disclosure controls; and

         6) the compliance by the Company with legal and regulatory requirements.

         In addition to these purposes, the Committee will also prepare a report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

         With respect to joint sessions of the Committee:

         (a) The Committee may meet simultaneously as a committee of the Company and any subsidiary of the Company that does not have its own Audit Committee or which has its own audit committee the members of which are the same as the members of the Audit Committee, though it should hold separate sessions if necessary to address issues that are relevant to one entity but not the other(s) or to consider transactions between the entities or other matters where the Company and one or more subsidiaries may have different interests; and

         (b) The Committee should consult with counsel, if, in the opinion of the Committee, any matter under consideration by the Committee has the potential for any conflict between the interests of the Company and those of the Company's subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with the Company's policies regarding any applicable laws, rules and regulations.

         The Committee's job is one of oversight as set forth in this charter. It is not the duty of the Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP"). The Company's management is responsible for preparing the Company's financial statements and for maintaining internal controls, and the independent auditors are responsible for auditing the financial statements. Nor is it the duty of the Committee to assure compliance of the Company's policies and procedures with applicable laws and regulations.

II.  Membership

         All members of the Committee will be members of, appointed by and serve at the discretion of the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall consist of at least three, but no more than five members, the exact number being determined by the Board. No member of the Committee shall be an officer, employee or consultant of the Company or any subsidiary or have any other relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Committee member. Each member of the Committee shall be "independent" as defined by applicable law, SEC rules and regulations and the rules of the NASDAQ Stock Market ("NASDAQ"), each as they may be interpreted or amended from time to time (Applicable

Law, Rules and Regulations"), except as otherwise permitted by Applicable Law, Rules and Regulations. Each member of the Committee shall have the ability to read and understand fundamental financial statements and a working familiarity with basic finance and accounting principles, and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by Applicable Law, Rules and Regulations.

III.  Meetings

         Meetings of the Committee shall be held at least four times per year and from time to time as determined by the Board and/or the members of the Committee as circumstances dictate. At least two meetings will focus primarily on audit/financial issues and at least two meetings will focus primarily on ethics and business conduct issues. A majority shall constitute a quorum of the Committee. Written minutes should be kept of all such meetings. The Committee shall report its recommendations to the Board at the Board's next scheduled meeting or as otherwise appropriate. The Committee members, or the Chair of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company's financial statements. The Committee must disclose to NASDAQ that (1) it has met, and continues to meet, the membership requirements; (2) it has adopted a written charter; and (3) it has annually reviewed and reassessed the adequacy of the charter. The Committee shall disclose in the Company's proxy statement that the Committee is governed by the charter and include a copy in the proxy statement at least once every three years.


IV.  Responsibilities and Duties

A.       Charter Review
         --------------

     o Review and reassess the adequacy of this charter at least annually and recommend to the Board any proposed changes to this charter, and

     o Publicly disclose the charter and any such amendments at the times and in the manner as required by the SEC and/or any other regulatory body (e.g. Nasdaq) having authority over the Company, and in all events post such charter and amendments on the Company's website.

B.       Financial Reporting/Internal Controls
         -------------------------------------

     o Review and discuss with the internal auditors and the independent auditors their respective annual audit plans, reports and the results of their respective audits;

     o Review and discuss with management, the Company's Disclosure Committee and the independent auditors the Company's quarterly financial statements and its Form 10-QSB (prior to filing the same as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including disclosures made in the section regarding management's discussion and analysis, the results of the independent auditor's reviews of the quarterly financial statements, and determine whether the quarterly financial statements should be included in the Company's Form 10-QSB;

     o Review and discuss with management, the Company's Disclosure Committee and the independent auditor's the Company's annual audited financial statements and its Form 10-KSB (prior to filing the same as required by the Exchange Act), including disclosures made in the section regarding management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB;

     o Review and discuss with management, the Company's Disclosure Committee and, where appropriate, the independent auditors, the Company's financial disclosures in its registration statements, press releases, earnings releases, current reports, real time disclosures, call reports or other public disclosures before the same are filed, posted, disseminated or released, including the use of "pro forma" or "adjusted" non-GAAP information, all reconciliations of the same, and any earnings guidance, as well as all financial information provided to rating agencies and/or securities analysts including presentations at industry, investor or other conferences;

     o Review and discuss with the Company's Chief Executive Officer and Chief Financial Officer all matters such officers are required to certify in connection with the Company's Form 10-QSB and 10-KSB or other filings or reports;

     o Discuss with management, the Company's Disclosure Committee and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles or generally accepted accounting principles ("GAAP") methods on the Company's financial statements;

     o Discuss with management and the independent auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the Company's financial statements, conditions or results and any necessary disclosures related thereto;

     o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies;

     o Discuss with the independent auditors and management the audited financial statements including the matters required to be discussed by Statement of Auditing Standards No. 61;

     o Ensure that the Company's independent auditors report to the Committee all of the Company's critical accounting policies and procedures and alternative accounting treatments of financial information with GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors;

     o Ensure that the Company's independent auditors shares with the Committee all material written communication between the auditors and management;

     o Discuss with the Company's independent auditors, internal auditors, and management (including the Company's Disclosure Committee) their assessments of the adequacy of the Company's internal controls and disclosure controls and procedures;

     o Assess whether management is resolving any internal control weaknesses diligently;

     o Discuss with the Company's independent auditors, internal auditors and management (including the Company's Disclosure Committee) as appropriate any weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting, internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies;

     o Monitor the Company's progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters;

     o Receive periodic reports from the independent auditors and appropriate officers of the Company on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Company; and

     o Receive periodic reports from independent auditors and appropriate officers of the Company on significant financial reporting, internal controls or other related matters of the Company's subsidiaries.

C.       Independent Auditors
         --------------------

     o Hire, fire, compensate, review and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting);

     o Review the experience, rotation and qualifications of the senior members of the independent auditors' team;

     o Monitor the independence, qualification's and performance of the independent auditors by, among other things:

          1) Obtaining and reviewing a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company;

          2) Evaluating the qualifications, performance and independence of the independent auditors, including considering whether the auditor's quality controls are adequate and whether the provision of any non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditors;

          3) Establishing and overseeing restrictions on the actions of directors, officers, or employees of the Company in illegally influencing, coercing, manipulating or misleading the Company's independent auditors including violations of Rule 13b2-2 promulgated under the Exchange Act; and

          4) If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

     o Meet with the independent auditors prior to each annual audit to discuss the planning and staffing of the audit;

     o Pre-approve all auditing services and permitted non-audit services to be performed for the Company by the independent auditors or any other auditing or accounting firm, except as provided in this paragraph. In no event shall the independent auditors perform any non-audit services for the Company which are prohibited by Section 10A(g) of the Exchange Act or the rules of the SEC or the Public Company Accounting Oversight Board (or other similar body as may be established from time to time). The Committee shall establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and shall review such guidelines with the Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Approvals of a non-audit service to be performed by the auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed when required in the Company's Company's Exchange Act reports;

     o Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years and considering whether, in order to assure continuing auditor independence, it is appropriate to rotate the auditing firm itself from time to time;

     o Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors who participated in any capacity in an audit of the Company, including in particular the prohibitions on employment under the Exchange Act;

     o Ensure that the independent auditors have access to all necessary Company personnel, records or other resources.

D.       Internal Audit Function
         -----------------------

     o Review and oversee the appointment, performance and replacement of the Company's senior internal audit executive or outside internal audit firm;

     o Review the internal audit plan and assess whether it is consistent with the Company's needs;

     o Review the significant reports to management prepared by the internal auditing department and management's responses;

     o Review and discuss with the internal auditors the results of their work (including their audit report) as well as their control risk assessment;

     o Discuss with the independent auditors and approve the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit; and

     o Ensure that the internal auditors have access to all necessary Company resources.

E.       Compliance Oversight
         --------------------

     o Discuss with management and the internal auditors the Company's processes regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics (when adopted) and Corporate Governance Guidelines (if adopted), obtain reports from management, the Company's senior outside internal auditing executive and the independent auditors regarding compliance by the Company and its subsidiary entities with applicable legal requirements (including suspicious activity reports and regulatory exam reports) and the Company's Code of Business Conduct and Ethics (when adopted) and Corporate Governance Guidelines (if adopted) and from time to time advise the Board of Directors with respect to the same. Obtain from the independent auditors any reports required to be furnished to the Committee under Section 10A of the Exchange Act or an assurance that Section 10A of the Exchange Act has not be implicated;

     o Review procedures designed to identify related party transaction that are material to the financial statements or otherwise require disclosure;

     o Establish procedures and require the Company to obtain or provide the necessary resources and mechanisms for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

     o Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies or compliance with the Company's Code of Business Conduct and Ethics (when adopted) and Corporate Governance Guidelines (if adopted); and

     o Discuss with the Company's counsel legal matters that may have a material impact on the financial statements and that may have an impact on the Company's compliance policies; and

     o Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Company that does not have its own audit committee or where the members of such audit committee are the same as the members of the Audit Committee, review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with all bank regulatory authorities.

F.       General
         -------

     o Review and assess the quality and clarity of the information provided to the committee and make recommendations to management, the Company's Disclosure Committee and the independent auditors as the Committee deems appropriate from time to time for improving such materials;

     o Form and delegate authority to subcommittees or members when appropriate;

     o    Annually review the performance of the Committee.

         In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

     o One or more officers or employees of the Company whom the Committee member reasonably believes to be reliable and competent in the matters presented;

     o Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

     o Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

Appendix B


                                 CHARTER OF THE
                           NOMINATING COMMITTEE OF THE
                              BOARD OF DIRECTORS OF
                            OLD LINE BANCSHARES, INC.


         The purpose of the Nominating Committee (the "Committee") is to assist the Board of Directors of Old Line Bancshares, Inc. (the "Company") in fulfilling its responsibility to its stockholders and the investing public by identifying individuals qualified to become directors of the Company and selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders.

A.       Structure

         1. The Committee shall be comprised of three or more members of the Board of Directors of the Company, each of who is determined by the Board of Directors to be "independent" in accordance with the rules of the NASDAQ SmallCap Market.


         2. The members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.


         3. Unless a Chairman is elected by the Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

B.       Meetings

         The Committee shall meet at least once annually, or more frequently as circumstances dictate. The Chairman of the Board of Directors or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically and the Committee may act by unanimous consent. Unless taken by unanimous consent, all Committee acts shall require the approval of a majority of the Committee membership.


         All members of the Board of Directors who are not members of the Company's management may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, Company management and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.


C.       Responsibilities

         The Committee shall engage in the following activities:

         1. Determine whether incumbent directors should stand for reelection to the Board of Directors.

         In determining whether incumbent directors should stand for reelection, in addition to the factors described in paragraph 2 below, the Committee will review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such director with the Company during their term.

         2. Identify and evaluate individuals, which individuals may be recommended by the Company's management, believed to be qualified as candidates to serve on the Board of Directors.

         In identifying and evaluating candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include, without limitation: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including, if determined by the

Committee to be appropriate, expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the Securities and Exchange Commission), local or community ties and (b) minimum individual qualifications, including high moral character, mature judgment, familiarity with the company's business and industry, independence of thought and an ability to work collegially. However the Committee retains the right to modify any or all of these factors from time to time.


         The selection process for new members on the Board of Directors shall be as follows:

         (a) Full Board of Directors identifies a need to add new Board member with specific criteria or to fill a vacancy on the Board.

         (b) Chair of Committee or other designated Committee member initiates search seeking input from Board members and Company management, and hiring a search firm, if necessary.

         (c) Candidate or slate of candidates that will satisfy specific criteria and/or otherwise qualify for membership on the Board, based on the factors described above, are identified and presented to the Committee.


         (d) Chairman of the Board, the Company's CEO and all or at least one member of the Committee interviews prospective candidate(s). Chair of Nominating Committee will keep the full Board of Directors informally informed of progress.


         (e) Committee meets to consider and approve final candidate(s) (and conduct additional interview if deemed necessary) or recommend candidate(s) to the full Board of Directors.


         3. Select, or recommend that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders at an annual or special meeting.

         4. In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, recommend to the Board of Directors the class of directors in which the director-nominee should serve.


         5. Evaluate candidates for nomination to the Board of Directors who are recommended by a stockholder, subject to the following requirements. Stockholders who wish to recommend individuals for consideration by the Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of the Company at P.O. Box 1890, Waldorf, Maryland 20604.. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer's business, whether such individual can read and understand basic financial statements and board memberships (if any), for the committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Recommendations received by a date not later than 120 calendar days before the date the Company's proxy statement was released to stockholders in connection with the prior years annual meeting will be considered for nomination at that annual meeting. Recommendations received beyond that date will be considered for nomination at the annual meeting subsequent to the next annual meeting.


         Stockholders also have the right to nominate candidates to serve on the Board of Directors pursuant to Article I, Section VII of the Bylaws of the Company.


         The Committee's intent is not to alter the manner in which it evaluates candidates to the Board of Directors based on whether or not the candidate was recommended by a stockholder.


         6. Conduct appropriate inquiries into the backgrounds and qualifications of possible director candidates.

         7. Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board of Directors has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

         These activities should serve as a guide and the Committee may carry out other activities and adopt additional policies and procedures as may be appropriate in light of changed circumstances. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time.

         The Committee is authorized to study or investigate any matter of interest or concern that the Committee deems appropriate and within its designated purpose and shall have the authority to retain (at the cost of the Company) and terminate outside counsel or other experts for this purpose.

D.       Reports

         Minutes of each meeting shall be kept and distributed to each member of the Committee, members of the Board of Directors who are not members of the Committee and the Secretary of the Company. In addition, the Chairman of the Committee will report to the Board of Directors from time to time or whenever so requested by the Board. In addition, the Chairman of the Committee shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

E.       Annual Performance Evaluation


         The Committee shall perform a review and evaluation, at least annually, of its performance and the performance of its members, including by reviewing the Committees' compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

Appendix C




                            OLD LINE BANCSHARES, INC.
                           2004 EQUITY INCENTIVE PLAN

1.       PURPOSE.

         This 2004 Equity Incentive Plan (the "Plan") is intended to encourage stock ownership by officers and employees of Old Line Bancshares, Inc. (the "Company") and Subsidiaries so that they may acquire or increase their proprietary interest in the Company, and to encourage such employees to remain in the employ of the Company and its Subsidiaries, and to put forth maximum efforts for the success of the Company's and its Subsidiaries' business. The Plan is also intended to encourage directors of the Company who are not employees or officers of the Company or its Subsidiaries ("Eligible Directors") to acquire or increase their proprietary interest in the Company and to further promote and strengthen the interest of such Eligible Directors in the development and financial success of the Company and its Subsidiaries and to assist the Company in attracting and retaining highly qualified directors.

2.       DEFINITIONS.

         As used in this Plan, the following words and phrases shall have the meanings indicated (other words and phrases are defined in the text of the Plan):

     (a) "CAUSE" has the meaning ascribed to such term or words of similar import in the Grantee's written employment or service contract with the Company or a Subsidiary and, in the absence of such agreement or definition, means the Grantee's (i) conviction of, or plea of guilty or nolo contendere to, a felony or crime involving moral turpitude;
          (ii) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit;
          (iv) willful misconduct in connection with the Grantee's duties or willful failure to perform the Grantee's responsibilities in the best interests of the Company or the Subsidiary; (v) illegal use or distribution of drugs; (vi) violation of any Company or Subsidiary rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Grantee for the benefit of the Company or a Subsidiary, all as determined by the Committee (as defined in Section 3 below), which determination will be conclusive.

     (b)  A "CHANGE OF CONTROL" shall occur upon any of the following events:

                           (i) the acquisition by any person or persons acting
                  in concert of the then outstanding voting securities of either the Company or Old Line Bank, if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote twenty-five percent (25%) or more of any class of voting securities of the Company or Old Line Bank, as the case may be, or such other transaction as may be described under 12 C.F.R. Section 225.41(b)(1) or any successor thereto;

                           (ii) within any twelve-month period the persons who
                  were directors of either the Company or Old Line Bank immediately before the beginning of such twelve-month period (the "Incumbent Directors") cease to constitute at least a majority of such board of directors; provided that any director who was not a director as of the beginning of such period will be deemed to be an Incumbent Director if that director was elected to such board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors;

                           (iii) the approval by the stockholders of the Company
                  or Old Line Bank of a reorganization, merger or consolidation, with respect to which persons who were the stockholders of either the Company or Old Line Bank, as the case may be, immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or
                           (iv) the sale, transfer or assignment of all or
                  substantially all of the assets of the Company or Old Line Bank to any third party.

(c)      "CODE" shall mean the Internal Revenue Code of 1986, as amended.

(d) "COMMON STOCK" shall mean shares of the Company's Common Stock, par value $.01 per share.

(e) "DISABILITY" shall, in the case of an Incentive Stock Option and unless otherwise expressly provided in the applicable Award Agreement (as defined in Section 3(b)), have the meaning ascribed to such term or words of similar import in the Grantee's written employment or service contract with the Company or a Subsidiary; provided, however, that if there is no such agreement or contract and with respect to Options which are Nonstatutory Stock Options, Disability shall mean a physical or mental condition that renders the Grantee unable to perform the duties of the Grantee's customary position of service for an indefinite period that the Committee determines will be of long, continued duration. The Grantee will be considered Disabled as of the date the Committee determines the Grantee first satisfied the definition of Disability. The Committee may require the Grantee to submit to a physical examination by a physician chosen by the Committee in order to confirm the existence of a Disability.

(f) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

(g) "FAIR MARKET VALUE" per share as of a particular date shall mean (i) if the Common Stock is listed on a stock exchange or quoted on the automated quotation system of NASDAQ (including the NASDAQ Small Cap Market), the Fair Market Value shall be the closing sales price per share (or if such price is unavailable, the average of the high bid and low asked price on that date) or (ii) if the shares of Common Stock are not then listed or quoted, such value as the Committee in its discretion may determine.

(h) "GRANTEE" shall mean a person to whom an Option, Restricted Stock Award or Restricted Unit Award has been granted.

(i) "INCENTIVE STOCK OPTION" shall mean an Option that is intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

(j) "NONSTATUTORY STOCK OPTION" shall mean an Option that is not intended to be an Incentive Stock Option.

(k) "OPTION" shall mean the right, granted to a Grantee pursuant to the Plan to purchase a specified number of shares of Common Stock, on the terms and subject to the restrictions set forth in this Plan and by the Committee upon the grant of the Option to the Grantee.

(l) "RESTRICTED SHARE" shall mean a share of Common Stock, awarded to a Grantee pursuant to the Plan that is subject to the terms and restrictions set forth in this Plan and by the Committee upon the award of the Restricted Share to the Grantee.

(m) "RESTRICTED UNIT" shall mean the right, awarded to a Grantee pursuant to the Plan, to receive an amount in cash equal to the Fair Market Value of one share of Common Stock, on the terms and subject to the restrictions set forth in this Plan and by the Committee upon the award of the Restricted Unit to the Grantee.

(n) "RETIREMENT" shall have such meaning as the Committee shall determine from time to time.

(o) "SUBSIDIARIES", "SUBSIDIARY" OR "SUBSIDIARY CORPORATION" shall mean any corporation or other entity which is consolidated with the Company in accordance with generally accepted accounting principles (and specifically includes Old Line Bank).

(p) "SUBSTITUTE AWARDS" shall mean Grants (as defined in Section 3 below) made in assumption of or in substitution for outstanding awards previously granted by an entity acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combines, provided, however, that no Substitute Award may be made if it requires stockholder approval under the then applicable rules and interpretations of The Nasdaq Stock Market, Inc.

3.       ADMINISTRATION.

(a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall consist solely of three or more members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3, as from time to time amended, promulgated under
         Section 16 of the Exchange Act, and who shall be "independent" within the meaning of and to the extent required by applicable rules and interpretations of the Securities and Exchange Commission and The Nasdaq Stock Market, Inc., including its Rule 4200(a)(15), as from time to time amended.

(b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options and make awards of Restricted Shares and Restricted Units ("Restricted Stock Awards" and "Restricted Unit Awards", respectively, and sometimes collectively with the grant of Options, "Grants"); to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options, Restricted Stock Awards and Restricted Unit Awards shall be granted; to determine the number of shares to be covered by each Option, and to determine the number of Restricted Shares and Restricted Units to be covered by each Restricted Stock Award and Restricted Unit Award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with grants of Options ("Option Agreements") and Restricted Stock Awards and Restricted Unit Awards ("Restricted Award Agreements") (Option Agreements and Restricted Award Agreements are sometimes referred to herein as "Award Agreements); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, the Committee shall not have the authority to reduce the exercise price for any Option by repricing or replacing such Option unless the Company shall have obtained the prior consent of its stockholders.

(c) The determinations of the Committee with respect to the Plan shall be binding and conclusive on all parties. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Grant made hereunder.

(d) Notwithstanding anything to the contrary contained in this Section 3, the full Board of Directors may exercise some or all of the powers of the Compensation Committee as set forth in the Plan with respect to Grants to Eligible Directors.

4.       ELIGIBILITY.

(a) Options, Restricted Stock Awards and Restricted Unit Awards may be granted to employees (including, without limitation, officers who are employees) of the Company or its present or future Subsidiaries, and to Eligible Directors of the Company or its present or future Subsidiaries. A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee".

(b) A Grantee shall be eligible to receive more than one Grant during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

(c) An individual who has agreed to accept employment by the Company or a Subsidiary shall be deemed to be eligible for Options, Restricted Stock Awards and Restricted Unit Awards as of the date of such agreement.

(d) Holders of options and other types of equity-based awards granted by any entity acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combines are eligible for grant of Substitute Awards hereunder.

5.       STOCK.

(a) The shares of Common Stock subject to Options and Restricted Stock Awards hereunder may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company. Subject to the next sentence, the aggregate number of shares of Common Stock as to which Options and Restricted Shares may be granted from time to time under this Plan shall not exceed 250,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in the Plan.

(b) If any shares subject to an Option grant or Restricted Stock Award (other than a Substitute Award) are forfeited, canceled, exchanged or surrendered or if a Grant otherwise terminates or expires without a distribution of shares to the Grantee, the shares of Common Stock with respect to such Grant shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Grants under the Plan. Notwithstanding the foregoing, in no event shall any such shares be again available for Grants under the Plan if such action would cause the Plan to be a "formula" plan under applicable interpretations of The Nasdaq Stock Market, Inc.

(c) Because Restricted Units are payable solely in cash, shares to which such a Restricted Unit relates shall not count against the limitation set forth in this Section 5 and any forfeiture, cancellation, exchange, surrender, termination or expiration of such Restricted Units shall not result in any adjustment in the shares of Common Stock available for issuance pursuant to this Section 5.

(d) In the event that the Committee shall determine that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination or other similar corporate transaction or event affects the shares of Common Stock such that an adjustment is determined by the Committee to be appropriate to reflect equitably such change in the Common Stock, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of Common Stock (or other securities or property) which thereafter may be made the subject of Grants, including the aggregate limit specified in Section 5(a), (ii) the number and type of shares of Common Stock (or other securities or property) subject to outstanding Grants, and (iii) the grant, purchase, or exercise price with respect to any Grant or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Grant; provided, however, that the number of shares of Common Stock subject to any Grant denominated in shares of Common Stock shall always be a whole number.

(e) Shares of Common Stock underlying Substitute Awards shall not count against the limit specified in Section 5(a) and shall not reduce the number of shares of Common Stock remaining available for issuance under the Plan, unless such counting or reduction is required under the applicable rules and interpretations of The Nasdaq Stock Market, Inc., as amended from time to time.

6.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between the Company and the Optionee, which agreement shall comply with and be subject to the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

(a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

(b) Type of Option. Each Option Agreement shall specifically state whether the Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

(c) Option Price. Each Option Agreement shall state the Option Price, which shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Company on the date of grant of the Option (other than in the case of Substitute Awards). The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution expressly provides for a specific later date.

(d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash, or, at the discretion of the Committee
         (i) in shares of Common Stock having a Fair Market Value equal to such Option Price provided that such shares have been held by the Grantee for at least one year prior to such exercise, (ii) in a combination of cash and shares provided that such shares have been held by the Grantee for at least one year prior to such exercise, or (iii) through a cashless exercise procedure involving a broker; provided, however, that such method and time for payment shall be permitted by and be in compliance with applicable law.

(e) Term and Exercise of Options. Except as provided in Section 6(i) hereof or unless otherwise determined by the Committee, the shares covered by an Option shall become exercisable over such period, in cumulative installments or otherwise, or upon the satisfaction of such conditions, as the Committee shall determine; provided, however, that the Committee shall have the authority to accelerate the exercisability of all or any portion of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate, and provided further, however, that no Option shall be exercisable until at least six months after it is granted and any such exercise period shall not exceed 10 years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Secretary of the Company; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

(f) Termination. Upon an Optionee's termination of employment or cessation of service for Cause, all Options held by the Grantee, whether or not then exercisable, shall terminate immediately upon such termination of employment or cessation of service. In the event that the employment or service of an Optionee shall terminate or cease other than by reason of Cause, death, Disability or Retirement (in the case of Eligible Directors only), all Options theretofore granted to such Optionee which are not then exercisable shall immediately terminate and all Options theretofore granted to such Optionee which are then exercisable shall terminate three (3) months after such separation of employment with respect to Options granted to employees and one (1) year after cessation of service with respect to Options granted to Eligible Directors; provided, however, that the Committee may in its discretion extend the period for exercise of Options that were exercisable at the time of separation of employment or cessation of service to a later date, but in any event not beyond the date on which the Option would otherwise expire pursuant to Section 6(e) hereof.

(g) Death, Disability or Retirement of Optionee. If an Optionee shall die while employed by or in service to the Company or a Subsidiary Corporation, or if the Optionee's employment or service shall terminate or cease by reason of Disability or Retirement (in the case of Eligible Directors only), all Options theretofore granted to such Optionee which are not then exercisable shall immediately terminate and all Options theretofore granted to such Optionee which are exercisable on the date of death or separation, may be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within one (1) year after the date of death or termination by reason of Disability or Retirement, or at such later time as the Committee may in its discretion determine, but in any event not beyond the date on which the Option would otherwise expire pursuant to Section 6(e) hereof.

(h) Nontransferability of Options. Options granted under the Plan shall not be transferable except (i) by will or the laws of descent and distribution, or (ii) other than with respect to Incentive Stock Options, as provided in the Option Agreement. During the lifetime of the Optionee, Options may be exercised only by the Optionee, the guardian or legal representative of the Optionee, or a transferee as permitted under the Option Agreement.

(i) Special Provisions Applicable to Incentive Stock Options. The provisions of this Section 6(i) shall apply to the grant of Incentive Stock Options, notwithstanding any other provision of the Plan to the contrary.

                           1. Only employees of the Company or any Subsidiary
                  Corporation as described in Section 422(a)(2) of the Code may be granted Incentive Stock Options under the Plan.

                           2. To the extent the aggregate Fair Market Value
                  (determined at the time such Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary Corporation) exceeds $100,000, such Option shall be treated as a Nonstatutory Stock Option.

                           3. In no event shall any employee who, at the time
                  such employee would otherwise be granted an Option, owns (within the meaning of Section 424(d) of the Code) stock of the Company or any Subsidiary Corporation possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary Corporation, be eligible to receive an Incentive Stock Option under the Plan; provided, however, that the foregoing restriction shall not apply if at the time of the Option grant date the exercise price per share for the Option is at least 110% of the Fair Market Value on the grant date and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option grant date.

                           4. Subject to the Plan-wide limit specified in
                  Section 5(a), the maximum number of shares of Common Stock subject to Incentive Stock Option Awards shall be 250,000. This limitation shall be subject to adjustment as provided in
                  Section 5(d), but shall not be otherwise subject to adjustment for forfeited, cancelled, exchanged, surrendered, terminated or expired Incentive Stock Options.

                           5. The Incentive Stock Option shall expire not later
                  than 10 years after the grant date, or such shorter period as may be specified in the Award Agreement. In addition, the Incentive Stock Option shall lapse and cease to be exercisable no later than three months following the termination of Grantee's employment unless (A) the Grantee's termination of employment is a result of death or Disability, in which event the Incentive Stock Option shall lapse and cease to be exercisable no later than one year after the date of death or Disability; or (B) the Grantee dies following the termination of employment and while the Incentive Stock Option is still exercisable, in which event the Incentive Stock Option shall lapse and cease to be exercisable no later than one year after the date of death.

                           6. The Committee may adopt other terms and conditions
                  which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code and the regulations promulgated thereunder.

(j) Effect of a Change of Control. Unless specifically provided to the contrary in any Option Agreement, and notwithstanding any provision herein to the contrary, upon a Change in Control all outstanding Options shall become fully vested and exercisable, and any restrictions applicable to any outstanding Option shall automatically lapse. Any provision of the Plan or any Option Agreement to the contrary notwithstanding, in connection with the consummation of a Change in Control, the Committee may cause any Option granted hereunder to be canceled in consideration of a cash payment or alternative award made to the holder of such Option equal in value to the Fair Market Value of such canceled Option (which shall equal the Fair Market Value of the shares of Common Stock underlying the Option, less any exercise price therefor).

(k) Except as expressly provided in Section 5(d), an Optionee shall have no rights by reason of any corporate transaction or event and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Optionee's Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets or to engage in any other corporate transaction or event.

(l) Rights as a Stockholder. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 5(d) hereof.

7.       TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS AND RESTRICTED UNIT
         AWARDS.

         Each Restricted Stock Award and Restricted Unit Award granted under the Plan shall be evidenced by a written Restricted Award Agreement between the Company and the Grantee, which agreement shall comply with, and be subject to, the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

(a) Number of Shares and Units. The Committee shall determine the number of Restricted Shares to be awarded to a Grantee pursuant to the Restricted Stock Award and the number of Restricted Units to be awarded to a Grantee pursuant to a Restricted Unit Award.

(b) Nontransferability. Except as set forth in subsections (f) and (g) of this Section 7, a Grantee may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of any Restricted Shares or Restricted Units awarded to said Grantee under this Plan, or any interest therein, except by will or the laws of descent and distribution, until the Restricted Period (as defined below) shall have elapsed. The Committee may also in its discretion impose such other restrictions and conditions on Restricted Shares and Restricted Units awarded as it deems appropriate. In determining the Restricted Period of an award, the Committee may provide that the restrictions shall lapse with respect to specified percentages of the awarded shares or units upon the satisfaction of such conditions as the Committee may impose. In no event shall the Restricted Period end with respect to a Restricted Stock Award or Restricted Unit Award prior to the satisfaction by the Grantee of any liability arising under Section 8 hereof. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect. The period during which such restrictions on transfer, and such other restrictions as the Committee may impose, are in effect is referred to as the "Restricted Period."

(c) Certificates Representing Restricted Shares. The Company shall not be required to issue stock certificates representing Restricted Shares awarded to a Grantee until the Restricted Period related to such shares has lapsed. If any stock certificates representing Restricted Shares awarded pursuant to a Restricted Stock Award are issued prior to the lapse of the Restricted Period, such stock certificate shall bear an appropriate legend referring to such restrictions. Such certificates may be retained by the Company during the Restricted Period.

(d) Termination. If the Grantee's continuous employment or service with the Company or any Subsidiaries shall terminate for any reason prior to the expiration of the Restricted Period applicable to any Restricted Shares or Restricted Units granted to such Grantee, or prior to the satisfaction of any other conditions established by the Committee applicable to such Grant, any such Restricted Shares or Restricted Units then remaining subject to restrictions (after taking into account the provisions of subsections (f) and (g) of this Section 7) shall thereupon be forfeited by the Grantee and any such Restricted Shares shall be transferred to, and reacquired by, the Company or its Subsidiary Corporation at no cost to the Company or the Subsidiary Corporation. In such event, the Grantee, or in the event of his/her death, his/her personal representative, shall, with respect to any such shares, forthwith deliver to the Secretary of the Company any stock certificates in the possession of the Grantee or the Grantee's representative representing the Restricted Shares remaining subject to such restrictions, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Company.

(e) Rights as a Stockholder. Upon receipt by a Grantee of a Restricted Stock Award, the Grantee shall possess all incidents of ownership of the Restricted Shares (subject to subsection (b) of this Section 7), including, without limitation, the right to receive dividends.

(f) Effect of Certain Changes. The number of Restricted Shares or Restricted Units subject to a Grant shall be appropriately adjusted by the Committee in the event of any change in the shares of Common Stock set forth in Section 5(d). Upon the occurrence of an Change of Control, all restrictions then outstanding with respect to a Restricted Stock Award and Restricted Unit Award shall automatically expire and be of no further force and effect.

(g) Other Provisions. The Committee shall have the authority (and the Restricted Award Agreement may so provide) to cancel all or any portion of any outstanding restrictions and conditions prior to the expiration of the Restricted Period with respect to all or part of a Restricted Stock Award or Restricted Unit Award on such terms and conditions as the Committee may deem appropriate. The Restricted Award Agreements authorized under this Plan shall contain such other provisions not inconsistent with the terms hereof as the Committee shall deem advisable.

8.       WITHHOLDING TAXES.

         When a Grantee or other person becomes entitled to receive shares of Common Stock pursuant to the exercise of an Option or upon the grant of, or the lapse of restrictions relating to, a Restricted Stock Award, or to receive a cash payment with respect to a Restricted Unit Award upon the lapse of restrictions relating thereto, the Company shall have the right to require the Grantee or such other person to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Unless otherwise prohibited by the Committee or by applicable law, satisfaction of the withholding tax obligation may be accomplished by any of the following methods or by a combination of such methods: (a) tendering a cash payment, (b) authorizing the Company to withhold from the shares of Common Stock or cash otherwise payable (i) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (ii) cash in an amount less than or equal to the amount of the total withholding tax obligation and (c) delivering to the Company shares of Common Stock (provided that such shares shall have been held for at least one year) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

9. TERM OF PLAN.

         Unless terminated earlier by the Board, the term of this Plan shall be 10 years from the date the Plan was approved by the Board, but Options, Restricted Shares and Restricted Units theretofore granted may extend beyond that date in accordance with their terms.

10. AMENDMENT AND TERMINATION OF THE PLAN.

         The Board may, at any time and from time to time, suspend, terminate, modify or amend the Plan. Except as provided in the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any Grant previously made, unless the written consent of the Grantee is obtained. Furthermore, except as provided in the Plan, no modification or amendment of the Plan shall be made that, without the approval of stockholders, would:

(a) increase the total number of shares reserved for the purpose of the Plan;

(b) reduce the exercise price for Options by repricing or replacing such Grants; or

(c) amend or modify any other provision of the Plan which requires stockholder approval pursuant to the applicable rules and interpretations of The Nasdaq Stock Market, Inc.

         The Committee shall not have the authority to cancel any outstanding Option and issue a new Option in its place with a lower exercise price; provided, however, that this sentence shall not prohibit an exchange offer whereby the Company provides certain Grantees with an election to cancel an outstanding Option and receive a grant of a new Option at a future date if such exchange offer only occurs with stockholder approval.

11. EFFECTIVE DATE.

         The Plan was adopted on March 25, 2004 by the Board and will become effective on the date on which the Company's stockholders approve the Plan.

12.      MISCELLANEOUS.

(a) Effect of Headings. The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

(b) Compliance with Legal Requirements. The Plan and the other obligations of the Company under the Plan and any agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock under any Grant as the Company may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations.

(c) No Right to Continued Employment. Nothing in the Plan or in any agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company or any Subsidiaries, to be entitled to any remuneration or benefits not set forth in the Plan or such agreement or to interfere with or limit in any way the right of the Company or Subsidiary Corporation to terminate such Grantee's employment.

(d) Grantee Rights. No Grantee shall have any claim to be made any Grant under the Plan, and there is no obligation for uniformity of treatment for Grantees. Except as provided specifically herein, a Grantee or a transferee of a Grant shall have no rights as a stockholder with respect to any shares covered by any Grant until the date of the issuance of a stock certificate for such shares.

(e) Beneficiary. A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary.

13.      GOVERNING LAW.

         The Plan shall be construed and administered in accordance with the laws of the State of Maryland without regard to its principles of conflicts of law.

Appendix D






                              ARTICLES OF AMENDMENT

                                       OF

                            OLD LINE BANCSHARES, INC.

         OLD LINE BANCSHARES, INC., a Maryland corporation (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland (which is hereinafter referred to as the "SDAT") that:

         FIRST: The Charter of the Corporation is hereby amended by adding new paragraph (c) to Article SIXTH of the Charter, and from and after the acceptance of these Articles of Amendment by the SDAT, paragraph (c) of Article SIXTH of the Charter shall read as follows:

                  "(c) The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders."

         SECOND: The Charter of the Corporation is hereby amended by adding new paragraph (c) to Article FOURTEENTH of the Charter, and from and after the acceptance of these Articles of Amendment by the SDAT, paragraph (c) of Article FOURTEENTH of the Charter shall read as follows:

                  "(c) The Corporation reserves the right to adopt from time to time any amendment to its Charter, as now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter, of any outstanding capital stock."


         THIRD: The Board of Directors of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the Maryland General Corporation Law (the "MGCL"), duly advised the foregoing amendments and the shareholders of the Corporation entitled to vote on the foregoing amendment, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the MGCL, duly approved the foregoing amendment.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by a President and attested to by its Secretary as of this ___ day of May, 2004; and its President acknowledges that these Articles of Amendment are the act of the Corporation, and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.



ATTEST:                               OLD LINE BANCSHARES, INC..


                                      By
-----------------------------           ------------------------------- (SEAL)
Christine M. Rush, Secretary            James W. Corneslen, President


--------------------------------------------------------------------------------




                       ANNUAL MEETING OF STOCKHOLDERS OF

                           OLD LINE BANCSHARES, INC.

                                  May 27, 2004




                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.






Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors for Term to Expire 2007:

                                  NOMINEES
[ ] FOR ALL NOMINEES                James W. Cornelsen
                                    Daniel W. Deming
[ ] WITHHOLD AUTHORITY              James F. Dent
    FOR ALL NOMINEES                John D. Mitchell, Jr.

[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the nominee name(s) below:


------------------------------------------------

------------------------------------------------





To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Stockholder                                Date:
                        -----------------------------       --------------------

--------------------------------------------------------------------------------



2. To approve the Old Line Bancshares, Inc. 2004         FOR   AGAINST  ABSTAIN
   Equity Incentive Plan.                                [ ]     [ ]       [ ]

3. To approve Articles of Amendment to Old Line          FOR   AGAINST  ABSTAIN
    Bancshares, Inc.'s charter.                          [ ]     [ ]       [ ]

4. To ratify the appointment of Rowles & Company,        FOR   AGAINST  ABSTAIN
   LLP as independent public accountants to audit        [ ]     [ ]       [ ]
   the financial statements of Old Line Bancshares, Inc.
   for 2004.

5. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or at any adjournment thereof unless you indicate that you withhold such authority by so indicating below.


This proxy may be revoked at any time prior to its exercise by written notice to the Company, by executing a proxy bearing a later date or by attending the meeting and voting in person.

Please vote, date and sign this proxy and return it promptly in the enclosed postage prepaid envelope. Prompt return of your proxy will assure that your vote will be counted if you are unable to attend the Annual Meeting, but will not prevent you from voting in person.





If you plan to attend the meeting, please so indicate by checking       [ ]
the box so that we may make appropriate arrangements for the meeting.


Signature of Stockholder                                Date:
                        -----------------------------       --------------------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


--------------------------------------------------------------------------------








                                REVOCABLE PROXY
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           OLD LINE BANCSHARES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS ON MAY 27, 2004



         KNOW ALL MEN BY THESE PRESENT, that the undersigned stockholder of Old Line Bancshares, Inc. (the "Company") hereby appoints Mr. Charles A. Bongar and Ms. Nancy L. Gasparovic, and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 27, 2004, and at any adjournment or postponement of such meeting for the purposes identified on the reverse and with discretionary authority as to any other matters that may properly come before the Annual Meeting. Any and all proxies heretofore given are hereby revoked. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and Annual Report.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES FOR DIRECTOR, AND "FOR" EACH OF THE PROPOSALS DESCRIBED ON THE REVERSE SIDE, AND IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, IN THE DISCRETION OF THE PROXIES.




                (Continued and to be signed on the reverse side)